UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Rule 14a-101

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ⌧

Filed by a Party other than the Registrant ◻

Check the appropriate box:
⌧	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
◻	Definitive Additional Materials
◻	Soliciting Material Pursuant to §240.14a-12

GRIFFIN INDUSTRIAL REALTY, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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◻

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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To Our Stockholders:

At our annual meeting of stockholders, on May 7, 2020, the stockholders of Griffin Industrial Realty, Inc. (“Griffin” or the “Company”) approved two proposals in connection with the Company’s anticipated election to be taxed as a real estate investment trust (“REIT”) for federal income tax purposes commencing with the taxable year beginning January 1, 2021, including (i) certain amendments to the Company’s amended and restated certificate of incorporation (the “Delaware Certificate of Incorporation” and, as amended, the “Amended Certificate of Incorporation”) to impose certain ownership and transfer restrictions (the “Approved Amendments”), and (ii) the Company’s reincorporation as a Maryland corporation, through and including a merger (the “Original Merger”) with and into our wholly-owned subsidiary, Griffin Industrial Maryland, Inc., a Maryland corporation (“Griffin Maryland”), pursuant to an Agreement and Plan of Merger (the “Original Merger Agreement”), whereby Griffin Maryland would survive the Original Merger as the surviving corporation.

Upon further consideration, and to avoid certain additional costs to the Company, the board of directors of the Company (the “Board”) has reconsidered the structure of the Original Merger and has unanimously determined that it is in the best interests of the Company and its stockholders for the Company to merge with and into Griffin Industrial Maryland, LLC, a Maryland limited liability company and a wholly-owned subsidiary of Griffin Maryland (“Griffin Maryland Sub”), pursuant to an Agreement and Plan of Merger, by and among the Company, Griffin Maryland and Griffin Maryland Sub (as it may be amended from time to time, the “Merger Agreement”), pursuant to which Griffin Maryland Sub would survive the merger (the “Merger”) as the surviving entity and a wholly-owned subsidiary of Griffin Maryland. The effect of the change in structure of the proposed Merger is that the Company will merge with and into Griffin Maryland Sub, a subsidiary of Griffin Maryland, rather than Griffin Maryland itself.

As was the case with the Original Merger, if the Merger is completed, as of the Effective Time (as defined in the Merger Agreement), each outstanding share of the common stock, par value $0.01 per share, of the Company will be converted into one share of common stock, par value $0.01 per share, of Griffin Maryland. The common stock of the Company is listed for trading on the Nasdaq Stock Market (“NASDAQ”) and trades under the symbol “GRIF”, and we expect that at the Effective Time, this symbol will, without interruption, represent shares of common stock of Griffin Maryland.

The Merger Agreement and the transactions contemplated thereby, including the Merger (together, the “Reincorporation Proposal”), requires approval by holders of a majority of the outstanding shares of common stock of the Company (the “Stockholder Approval”). We are therefore sending the accompanying Consent Solicitation Statement to holders of our common stock to request that they consider and consent to the Reincorporation Proposal. If, however, we do not receive the Stockholder Approval for the Reincorporation Proposal, the Company will effect the Original Merger pursuant to the Original Merger Agreement.

The Board has approved and declared advisable the Reincorporation Proposal and recommended that the Company’s stockholders as of the close of business on October 26, 2020 (the “Record Date”) consent “FOR” the Reincorporation Proposal by executing and returning the written consent furnished with the accompanying Consent Solicitation Statement. The Company will not be holding a stockholders’ meeting to consider the Reincorporation Proposal.

The obligations of the parties to the Merger Agreement to complete the transactions contemplated thereby, including the Merger, are subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, a copy of which is included as Appendix A to the accompanying Consent Solicitation Statement. The accompanying Consent Solicitation Statement provides you with detailed information about the Merger Agreement and the Merger. It also contains or references information about the Company, Griffin Maryland, Griffin Maryland Sub and certain related matters. You are encouraged to read the accompanying Consent Solicitation Statement, including the Appendices thereto and the information incorporated by reference in the accompanying Consent Solicitation Statement, carefully and in their entirety.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the Merger or the securities to be issued in connection with the Merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense. The accompanying Consent Solicitation Statement is dated [ ⚫ ], 2020 and is first being mailed to the stockholders of the Company on or about [ ⚫ ], 2020.

Sincerely,

3
/s/ Gordon F. DuGan GORDON F. DUGAN
Chairman of the Board of Directors

Dated: [ ⚫ ], 2020

GRIFFIN INDUSTRIAL REALTY, INC.

641 Lexington Avenue, 26th Floor

New York, New York 10022

NOTICE OF SOLICITATION OF WRITTEN CONSENT

Dear Griffin Stockholders:

Pursuant to an Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), by and among Griffin Industrial Realty, Inc. (“Griffin” or the “Company”), Griffin Industrial Maryland, Inc., a Maryland corporation and our wholly-owned subsidiary (“Griffin Maryland”), and Griffin Industrial Maryland, LLC, a Maryland limited liability company and a wholly-owned subsidiary of Griffin Maryland (“Griffin Maryland Sub”), the Company will merge with and into Griffin Maryland Sub (the “Merger”), with Griffin Maryland Sub surviving as the surviving entity and a wholly-owned subsidiary of Griffin Maryland, on the terms and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement.

The accompanying Consent Solicitation Statement is being delivered to you on behalf of the board of directors of the Company (the “Board”) to request that holders of common stock of the Company as of October 26, 2020 (the “Record Date”) provide their consent to a proposal for the approval of the Merger Agreement and the transactions contemplated thereby, including the Merger (together, the “Reincorporation Proposal”). The closing of the Merger is conditioned on, among other things, consent to the Reincorporation Proposal by holders of a majority of the outstanding shares of common stock of the Company.

The accompanying Consent Solicitation Statement describes the Merger and the actions to be taken in connection with the Merger and provides additional information about the parties involved, the Merger Agreement and the Agreements entered into in connection with the Merger. Please give this information your careful attention. The Merger Agreement is included as Appendix A to the accompanying Consent Solicitation Statement.

The Board considered the terms of the Merger Agreement and has unanimously determined that the entry into the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, are in the best interested of the Company and its stockholders. The Board has approved and declared advisable the Reincorporation Proposal and recommended that the Company’s stockholders entitled to consent approve the Reincorporation Proposal.

The Board recommends that eligible stockholders of the Company consent to the Reincorporation Proposal by providing consent “FOR” the Reincorporation Proposal.

Please complete, date and sign the enclosed written consent form and return it in the enclosed envelope, or you may provide your consent by one of the means described in the section entitled “HOW DO I CONSENT?”

By Order of the Board of Directors,

/s/ Anthony J. Galici

ANTHONY J. GALICI
Secretary
[⚫ ], 2020

CONSENT SOLICITATION STATEMENT

This Consent Solicitation Statement is being delivered to you on behalf of the board of directors (the “Board”) of Griffin Industrial Realty, Inc. (“Griffin” or the “Company”) to request that holders of common stock of the Company, par value $0.01 per share (the “Common Stock”), as of October 26, 2020 (the “Record Date”) consent to the approval of the Agreement and Plan of Merger, by and among the Company, Griffin Industrial Maryland, Inc., a Maryland corporation and our wholly-owned subsidiary (“Griffin Maryland”), and Griffin Industrial Maryland, LLC, a Maryland limited liability company and a wholly-owned subsidiary of Griffin Maryland (“Griffin Maryland Sub”), pursuant to which the Company will merge with and into Griffin Maryland Sub (the “Merger”), with Griffin Maryland Sub surviving as the surviving entity and a wholly-owned subsidiary of Griffin Maryland, on the terms and subject to the satisfaction or waiver of the conditions set forth therein (as it may be amended from time to time, the “Merger Agreement”), and the transactions contemplated thereby, including the Merger (together, the “Reincorporation Proposal”). Griffin anticipates that this Consent Solicitation Statement and the accompanying written consent card (the “Consent Card”) will be distributed to stockholders on or about [ ⚫ ], 2020.

The Board recommends providing consent “FOR” the Reincorporation Proposal.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF CONSENT SOLICITATION MATERIALS

Griffin’s Consent Solicitation Statement is available at

http://materials.proxyvote.com/398231

The following materials are available for review at http://materials.proxyvote.com/398231:

●
Griffin’s Consent Solicitation Statement; and
●
any supplements or amendments to the foregoing that are required to be furnished to stockholders.

HOW DO I CONSENT?

If you are a stockholder of record, there are three ways to provide your consent:

●	by Internet—You can consent over the Internet at www.proxyvote.com by following the instructions on the Consent Card;

●	by Telephone—You can consent by telephone by calling 1-800-690-6903 and following the instructions on the Consent Card; or

●

by Mail—You can consent by mail by signing, dating and mailing the Consent Card, which accompanies this Consent Solicitation Statement, to Griffin Industrial Realty, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at the later of (i) 11:59 p.m., Eastern time, on [ ⚫ ], 2020 or (ii) the receipt by Griffin of written consents representing a majority of the outstanding shares of Common Stock (the “Consent Deadline”). Upon the Consent Deadline, the consent process will conclude.

If your shares are held in street name through a bank or broker, you will receive instructions on how to consent from the bank or broker. You must follow their instructions in order for your shares to be voted. Telephone and Internet voting also may be offered to stockholders owning shares through certain banks and brokers.

CAN I CHANGE MY VOTE AFTER I SUBMIT A CONSENT?

Yes, any consent received in the accompanying form may be revoked or changed by the person executing it at any time on or before the Consent Deadline. A consent may be revoked or changed by mailing a notice of revocation or a new written consent with a later date to Griffin Industrial Realty, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, or by submitting a new consent through the Internet or telephone. If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other nominee.

HOW MANY CONSENTS ARE REQUIRED TO APPROVE THE REINCORPORATION PROPOSAL?

The affirmative consent by the holders of a majority of outstanding shares of Common Stock that would have been entitled to vote thereon at a meeting at which all shares entitled to vote thereon were present and voted, is required to approve the Reincorporation Proposal. Each holder of Common Stock will have the option to consent “FOR” the approval of the Reincorporation Proposal, “WITHHOLD CONSENT” to disapprove the Reincorporation Proposal, or “ABSTAIN.” Abstentions will have the same effect as electing “WITHHOLD CONSENT” with respect to the proposal. If you do not provide your consent by the Consent Deadline by any of the means described above, it will have the same effect as electing “WITHHOLD CONSENT” with respect to the Reincorporation Proposal.

WHO IS ENTITLED TO CONSENT FOR THE REINCORPORATION PROPOSAL?

Each holder of a share of Common Stock will be entitled to one vote for each share held of record by such person at the close of business on the Record Date, which date is fixed by the Board for the determination of stockholders entitled to notice of, and to consent to the Reincorporation Proposal. You will need to obtain your own Internet access if you choose to consent over the Internet. As of such date, the Company had 5,657,302 shares of Common Stock outstanding. The consent process will conclude upon the Consent Deadline.

STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING

Proposals by stockholders for Griffin’s 2021 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by Griffin no later than December 4, 2020 if such proposal is to be considered for inclusion in the 2021 proxy materials of Griffin.

Stockholders intending to present a proposal at the 2021 Annual Meeting of Stockholders, but not to include the proposal in Griffin’s proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in Griffin’s current Amended and Restated By-laws (the “Delaware Bylaws”). The Delaware Bylaws require, among other things, that Griffin’s Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than 120 days and not later than 90 days prior to the first anniversary of the preceding year’s annual meeting. Therefore, Griffin must receive notice of such a proposal or nomination for the 2021 Annual Meeting of Stockholders no earlier than January 7, 2021 and no later than February 6, 2021. The notice must contain the information required by the Delaware Bylaws, a copy of which is available upon request to Griffin’s Secretary. In the event that the date of the 2021 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 7, 2021, then Griffin’s Secretary must receive such written notice not earlier than the 120th day prior to the 2021 Annual Meeting of Stockholders and not later than the 90th day prior to the 2021 Annual Meeting of Stockholders or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by Griffin. Griffin reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Share Ownership of and Consent Rights by Executive Officers and Directors

As of the Record Date, there were 5,657,302 shares of Common Stock outstanding and entitled to consent with respect to the Reincorporation Proposal, of which executive officers and directors of the Company owned and were entitled to deliver consents with respect to an aggregate of 1,320,208 shares of Common Stock, representing

23.3% of the shares of Common Stock outstanding as of the Record Date. Our directors and executive officers have informed us that they currently intend to provide consents representing all of their respective shares of Common Stock to consent “FOR” the Reincorporation Proposal.

Solicitation of Consents; Expenses

The Board is soliciting consents from the holders of Common Stock with respect to the Reincorporation Proposal. The cost of solicitation of consents by the Board will be borne by the Company. Such solicitation will be made by mail and, in addition, may be made by officers and employees of the Company personally or by telephone, facsimile or electronic mail. Consents and consent solicitation material will also be distributed through brokers, custodians and other similar parties, and the Company will reimburse such parties for their reasonable expenses. The solicitation and recording of consents is being done by Broadridge Financial Solutions, Inc. and will cost approximately $15,000.

Recommendation of the Board

The Board considered the terms of the Merger Agreement and has unanimously determined that the entry into the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, is in the best interests of the Company and its stockholders and has approved and declared advisable the Reincorporation Proposal and recommended that the Company’s stockholders entitled to consent, consent to the Reincorporation Proposal.

For factors considered by the Board in approving the Reincorporation Proposal, see the section entitled “Proposal For Reincorporation In Maryland, Through And Including A Merger With And Into The Company’s Indirect Wholly-Owned Subsidiary, Griffin Industrial Maryland, LLC— Principal Reasons for and Effects of Changing the State of Incorporation.”

Other Information

The matters to be considered by the Reincorporation Proposal are of great importance to the Company’s stockholders. Accordingly, you are urged to read and carefully consider the information contained in or incorporated by reference herein and, with respect to your shares of Common Stock, complete, date, sign and promptly return the consent furnished with this Consent Solicitation Statement, or vote by Internet or telephone, by the Consent Deadline.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND PRINCIPAL HOLDERS

The following table lists the number of shares and options to purchase shares of common stock of the Company beneficially owned or held by: (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of common stock; (ii) each director; (iii) the named executive officers for the fiscal year ended November 30, 2019; and (iv) all directors and executive officers of Griffin, collectively. Unless otherwise indicated, information is provided as of October 16, 2020. Unless otherwise indicated, the address of all directors and executive officers is c/o Griffin Industrial Realty, Inc., 641 Lexington Avenue, 26th Floor, New York, NY 10022.

	Shares
	Beneficially	Percent
Name and Address	Owned (1)	of Total
Cullman and Ernst Group (2)	2,323,088	40.7
Edgar M. Cullman, Jr. (2)	864,132	15.3
Frederick M. Danziger (2)	273,643	4.8
Michael S. Gamzon (2)	136,588	2.4
David R. Bechtel	5,740	*
Gordon F. DuGan	54,746	1.0
Jonathan P. May	9,800	*
Molly J. North	1,453	*
Amy Rose Silverman	1,622	*
Albert H. Small, Jr.	13,855	*
Ardevan Yaghoubi	-	-
Anthony J. Galici	36,326	*
Thomas M. Lescalleet	8,333	*
Scott Bosco	4,666	*
Gabelli Funds, LLC et al. (3)	1,472,721	26.0
Gabelli Funds, LLC
One Corporate Center
Rye, NY 10580
Conversant Capital LLC et al. (4)	508,356	9.0
Conversant Capital LLC
90 Park Avenue, 32nd Floor
New York, NY 10016
All directors and executive officers collectively, consisting of 13 persons (5)	1,410,904	24.5

*	Less than 1%

(1)	This information reflects the definition of beneficial ownership adopted by the U.S. Securities and Exchange Commission (“SEC”). Beneficial ownership reflects sole investment and voting power, unless otherwise indicated in the footnotes to this table. Where more than one person shares investment and voting power in the same shares, such shares may be shown more than once. Such shares are reflected only once, however, in the total for all directors and executive officers. The number of shares beneficially owned includes stock options granted pursuant to the Griffin Industrial Realty, Inc. and Griffin Industrial, LLC 2020 Incentive Award Plan (the “2020 Plan”) and the Griffin Industrial Realty, Inc. 2009 Stock Option Plan (the “2009 Plan”), that are exercisable within 60 days of October 16, 2020 as follows:

Options Exercisable
Within 60 Days of
Name	October 16, 2020
Edgar M. Cullman, Jr.	5,794
Frederick M. Danziger	—
Michael S. Gamzon	36,666
David R. Bechtel	4,646
Gordon F. DuGan	1,453
Jonathan P. May	9,800
Molly J. North	1,453
Amy Rose Silverman	1,622
Albert H. Small, Jr.	7,930
Ardevan Yaghoubi	—
Anthony J. Galici	8,333
Thomas M. Lescalleet	8,333
Scott Bosco	4,666

(2)	Based on Schedule 13D/A filed with the SEC on April 27, 2017 on behalf of the Cullman and Ernst Group and Griffin’s records. Included in the shares held by the Cullman and Ernst Group are the following:

		Shares with	Shares with
	Shares	Sole Voting and	Shared Voting
	Beneficially	Dispositive	and Dispositive
Name	Owned	Power	Power
Cullman Jr., Edgar M.	864,132	50,433	813,699
Cullman, Susan R.	778,351	47,490	730,861
Danziger, Lucy C.	572,603	85,286	487,317
Danziger, David M.	467,223	58,253	408,970
Gamzon, Rebecca D.	386,996	10,550	376,446
Ernst, John L.	374,959	7,349	367,610
Sicher, Carolyn B.	344,029	21,422	322,607
Cullman, Georgina D.	340,149	9,550	330,599
Cullman, Elissa F.	325,449	14,850	310,599
Cullman, Samuel B.	324,193	13,594	310,599
Cullman III, Edgar M.	321,858	11,259	310,599
Danziger, Frederick M.	273,643	68,888	204,755
B Bros. Realty LLC (a)	233,792	233,792	—
Gamzon, Michael S.	136,588	86,588	50,000
Fabrici, Carolyn S.	110,041	—	110,041
Ernst, Alexandra	94,428	1,748	92,680
Danziger, Sheena S.	50,000	—	50,000
Kerns, Jessica P.	45,134	1,250	43,884
Estate of Louise B. Cullman (b)	28,048	28,048	—
Ernst, Margot P.	21,777	—	21,777
Ernst, Matthew L.	5,176	1,650	3,526
Stewart, Benjamin C.	5,996	5,996	—

(a)	Susan R. Cullman and John L. Ernst are managing members.
(b)	Edgar M. Cullman, Jr., Susan R. Cullman and Lucy C. Danziger are executors.

The Schedule 13D/A states that there is no formal agreement governing the Cullman and Ernst Group’s holding and voting of shares held by members of the Cullman and Ernst Group but that there is an informal understanding that the persons and entities included in the group will hold and vote together with respect to shares owned by each of them in each case subject to any applicable fiduciary responsibilities. None of the shares held by members of the Cullman and Ernst Group are pledged.

(3)	Griffin has received a copy of Schedule 13D/A and Schedule 13G/A as filed with the SEC by Gabelli Funds, LLC et al., reporting ownership of these shares as of June 1, 2020 and December 31, 2019. As reported in said Schedule 13D, Gabelli Funds, LLC reports sole dispositive power with respect to 554,707 shares, GAMCO Asset Management Inc. (“GAMCO”) reports sole voting power with respect to 588,037 of these shares and sole dispositive power with respect to 639,664 of these shares, and Teton Advisors, Inc. (“Teton Advisors”) reports sole voting and dispositive power with respect to 277,150 of these shares. The securities have been acquired by GGCP, Inc. (“GGCP”), and certain of its direct and indirect subsidiaries, including GAMCO Investors, Inc. (“GBL”), on behalf of their investment advisory clients. Mario J. Gabelli, as the controlling stockholder, Chief Executive Officer and a director of GGCP, Chairman and Chief Executive Officer of GBL, and the controlling shareholder of Teton Advisors, is deemed to have beneficial ownership of the shares owned beneficially by Gabelli Funds, LLC, GAMCO and Teton Advisors. GBL and GGCP are deemed to have beneficial ownership of the shares beneficially owned by Gabelli Funds, LLC, GAMCO and Teton Advisors. For the shares held by Gabelli Funds, LLC, with respect to the 41,100 shares held by the Gabelli Capital Asset Fund, the 56,000 shares held by the Gabelli Equity Trust, the 104,000 shares held by the Gabelli Asset Fund, the 59,800 shares held by the Gabelli Value 25 Fund, Inc., the 259,000 shares held by the Gabelli Small Cap Growth Fund, the 9,000 shares held by the Gabelli Equity Income Fund, the 14,000 shares held by the Gabelli Go Anywhere Fund, the 806 shares held by the Gabelli Global Mini Mites Fund and the 11,001 shares held by the Gabelli Global Small and Mid Cap Value Trust, the proxy voting committee of each such fund has taken and exercises in its sole discretion the entire voting power with respect to the shares held by such funds. Excluding shares held by certain charitable foundations, the officers and/or directors of which include certain officers and directors of Griffin.
(4)	Griffin has received a copy of Schedule 13D as filed with the SEC by Cambiar Management LLC, reporting ownership of these shares as of August 24, 2020. Subsequent to such filing, Cambiar Management LLC changed its name to Conversant Capital LLC (“Conversant Capital”). As reported in said Schedule 13D, Conversant Capital reports sole voting and dispositive power with respect to 508,356 shares, including 3,766 shares issuable upon exercise of a warrant held by CM Change Industrial LP (“CM Change”), Conversant GP Holdings LLC (“Conversant GP”), CM Change and Michael Simanovsky report shared voting and dispositive power with respect to 508,356 shares, and SCHF (GPE), LLC (“SCHF”) reports shared dispositive power with respect to 3,766 shares. Conversant Capital is an investment management company and manager of CM Change. Conversant GP serves as general partner of CM Change. Mr. Simanovsky serves as the sole managing member of Conversant GP and Conversant Capital. SCHF serves as the sole ultimate general partner or similar entity of related entities.
(5)	Excluding shares held by certain charitable foundations, the officers and/or directors of which include certain officers and directors of Griffin.

The information given in this Consent Solicitation Statement with respect to the beneficial ownership of Common Stock by the Company’s directors and officers (other than as appears from the records of the Company), is based upon statements furnished to the Company by its directors and officers.

PROPOSAL FOR REINCORPORATION IN MARYLAND, THROUGH AND INCLUDING A MERGER WITH AND INTO THE COMPANY’S INDIRECT WHOLLY-OWNED SUBSIDIARY, GRIFFIN INDUSTRIAL MARYLAND, LLC.

General

The Board unanimously recommends that the stockholders of the Company approve a proposal for the Company to change its state of incorporation from Delaware to Maryland. The Company refers to this proposal as the Reincorporation Proposal. The following discussion summarizes certain aspects and consequences of the Reincorporation Proposal, which are related primarily to (a) what the Board of the Company believes are the advantages of Maryland law over Delaware law, (b) certain other differences between the Maryland General Corporation Law (the “MGCL”) and the General Corporation Law of the State of Delaware (the “DGCL”), and (c) certain differences in the provisions of the Delaware Certificate of Incorporation and Griffin’s current Amended and Restated By-laws (the “Delaware Bylaws”), each as amended and restated, as compared to the charter and bylaws of the proposed new Maryland corporation, Griffin Industrial Maryland, Inc. (“Griffin Maryland”). Griffin Maryland, a wholly-owned subsidiary of the Company, was incorporated in Maryland on March 11, 2020, specifically for the purpose of effecting the change of the Company's state of incorporation and will have conducted no business and have no material assets or liabilities at the time of the Merger (as defined below).

If it is approved by the Company’s stockholders, the Reincorporation Proposal will be accomplished by the merger (the “Merger”) of the Company with and into Griffin Industrial Maryland, LLC, a Maryland limited liability company and a wholly-owned subsidiary of Griffin Maryland (“Griffin Maryland Sub”), whereby the separate legal existence of the Company will cease and Griffin Maryland Sub, as the surviving entity, will succeed to all business, properties, assets and liabilities of the Company. As a result of the Merger, the Company’s legal domicile will be changed from Delaware to Maryland. Griffin Maryland, as the parent of the surviving entity, will change its name to "Griffin Industrial Realty, Inc." as part of the Merger and, consequently, the reincorporation of the Company will not result in any immediate change in the Company's name, though Griffin Maryland could change its name in the future. In addition, the reincorporation of the Company will not, in and of itself, result in any change in the business, management, location of the principal executive offices, assets, liabilities or stockholders' equity of the Company other than the interposition of a holding company above the Company. Griffin will continue to operate as a real estate company principally engaged in developing, acquiring, managing and leasing industrial/warehouse properties. The directors and officers of the Company prior to the Merger will be the directors and officers of Griffin Maryland after the Merger. Except for the reduction in the annual franchise taxes paid to Delaware as described below and the creation of a holding company structure, the Company anticipates that the Merger will not cause any significant change in the business or financial condition of the Company, and the Company anticipates that the Merger will not cause any change in the Company’s management or day-to-day operations, except for any changes attributable to the differences between the Delaware organizational documents and the Maryland organizational documents, and between the MGCL and the DGCL, as generally described below. Griffin Maryland will have substantially identical share ownership and transfer provisions as the amendments to the Company’s amended and restated certificate of incorporation (the “Delaware Certificate of Incorporation” and, as amended, the “Amended Certificate of Incorporation”) to impose certain ownership and transfer restrictions in connection with the Company’s anticipated election to be taxed as a REIT for federal tax purposes commencing with the taxable year beginning January 1, 2021 (the “Approved Amendments”), which amendments were approved at the Company’s annual meeting of stockholders on May 7, 2020 (for additional information regarding the Approved Amendments, see the section of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 31, 2020, entitled, “Proposal IV. Amendments to the Company’s Certificate of Incorporation,” which section is incorporated herein by reference).

Upon the terms and subject to the conditions of the Agreement and Plan of Merger by and among the Company, Griffin Maryland Sub and Griffin Maryland (the “Merger Agreement”), at the Effective Time (as defined in the Merger Agreement) of the Merger, each outstanding share of the common stock, par value $0.01 per share, of the Company (the “Delaware Common Stock”) will be converted into one share of common stock, par value $0.01 per share, of Griffin Maryland (the “Maryland Common Stock”). In addition, at the Effective Time, each outstanding option, warrant or other right to purchase shares of Delaware Common Stock will continue outstanding as an option, warrant or other right to purchase shares of Maryland Common Stock upon the same terms and conditions as exist immediately prior to the Effective Time.

Following the Effective Time, each outstanding certificate representing shares of Delaware Common Stock will continue to represent the same number of shares of Maryland Common Stock, and delivery of certificates for shares of Delaware Common Stock will constitute "good delivery" for transactions in the shares of Maryland Common Stock. It will not be necessary for stockholders of the Company to exchange their existing stock certificates for stock certificates of Griffin Maryland.

The Delaware Common Stock is listed for trading on the Nasdaq Stock Market (“NASDAQ”) and trades under the symbol "GRIF". At the Effective Time, this symbol will, without interruption, represent shares of Maryland Common Stock, and shares of Maryland Common Stock will be listed for trading on NASDAQ. At the Effective Time, the Maryland Common Stock will be deemed registered under the Exchange Act by operation of Exchange Act Rule 12g-3(a).

Also at the Effective Time, the Company will be governed by the MGCL, the charter of Griffin Maryland (the “Maryland Charter”) and the Bylaws of Griffin Maryland (the “Maryland Bylaws”), which will result in certain changes in the rights of stockholders and other matters related to the Company. Many significant changes are discussed in this Consent Solicitation Statement under the section entitled “—Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL,” but this Consent Solicitation Statement may not discuss all of the changes that are important to you as a stockholder. The summary provided herein is not intended to be a complete description of the Reincorporation Proposal or the differences between stockholders' rights under the DGCL and the MGCL and is qualified in its entirety by reference to the DGCL and MGCL, the Merger Agreement attached to this Consent Solicitation Statement as Appendix A, the Maryland Charter attached to this Consent Solicitation Statement as Appendix B, the Maryland Bylaws attached to this Consent Solicitation Statement as Appendix C, the Delaware Certificate of Incorporation and the Delaware Bylaws. The Maryland Charter and the Maryland Bylaws are sometimes referred to herein as the “Maryland organizational documents,” and the Delaware Certificate of Incorporation and the Delaware Bylaws are sometimes referred to herein as the “Delaware organizational documents.”

Copies of the Delaware Certificate of Incorporation and the Delaware Bylaws are available at the Company’s website (www.griffinindustrial.com) and at the website maintained by the SEC (http://www.sec.gov/). In addition, these documents are available for inspection at the Company’s principal business office and will be provided to any stockholder upon written request without charge. To request copies of these documents, contact:

Griffin Industrial Realty, Inc.
641 Lexington Avenue
26th Floor
New York, New York 10022
Attention: Corporate Secretary

Approval of the Reincorporation Proposal by stockholders of the Company will constitute approval of the Merger and the Merger Agreement, and specific approval of the Maryland Charter and the Maryland Bylaws and of all other transactions and proceedings relating to the Merger, including ratification of the re-election of directors of Griffin Maryland as set forth under the section entitled “Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL—Number and Classification of Directors,” and the assumption by Griffin Maryland, as the parent of the surviving entity in the Merger, of the Company's employee benefit plans, agreements and arrangements, including, but not limited to, the 2009 Plan and the 2020 Plan, and the obligations of the Company under such plans, agreements and arrangements. Pursuant to the Merger Agreement, at the Effective Time, the maximum aggregate number of shares of Maryland Common Stock that may be available for issuance pursuant to incentive stock options (within the meaning of Treas. Reg. 1.422-2) under the 2020 Plan equals 300,000, and the following individuals will be eligible to receive incentive stock options under the 2020 Plan: employees of Griffin Maryland, any of Griffin Maryland’s present or future “parent corporations” or “subsidiary corporations” as defined in Sections 424(e) or (f) of the Code (as defined below), respectively, or any other entities the employees of which are eligible to receive incentive stock options under the Code. Pursuant to the Merger Agreement, the Maryland Charter and the Maryland Bylaws will replace the Delaware Certificate of Incorporation and the Delaware Bylaws as the Company's principal corporate governance documents at the Effective Time. Differences exist between the Delaware organizational documents and the Maryland organizational documents. Accordingly, because of these differences and for other reasons, stockholders are urged to carefully read and consider this Consent Solicitation Statement and the attached appendices.

For purposes of this proposal, the “Company” refers in most places to Griffin Industrial Realty, Inc., as incorporated under the laws of the State of Delaware. In those instances where reference is made to the “Company”

after the Effective Time of the Merger, the reference means Griffin Industrial Realty, Inc., as reincorporated under the laws of the State of Maryland and the parent company of Griffin Maryland Sub.

Effective Time

If the Reincorporation Proposal is approved by the Company's stockholders, the Merger will be effective as of the later of the time that the State Department of Assessments and Taxation of Maryland (“SDAT”) accepts the articles of merger for record or the time established under such articles of merger, not to exceed 30 days after the articles of merger are accepted for record by the SDAT. Subject to stockholder approval of the Reincorporation Proposal, the filing of a certificate of merger in Delaware and the filing of articles of merger in Maryland will be made at such time as the boards of directors of the Company and Griffin Maryland and the sole member of Griffin Maryland Sub determine is advisable. The Company anticipates that the Merger will become effective shortly after stockholder approval prior to the end of 2020. However, the Merger Agreement provides that the Merger may be abandoned prior to the Effective Time, either before or after stockholder approval, if circumstances arise which, in the opinion of the board of directors of either of the Company or Griffin Maryland or the sole member of Griffin Maryland Sub, make the Merger inadvisable. In addition, the Merger Agreement may be amended prior to the Effective Time, either before or after stockholder approval thereof, subject to applicable law.

Regulatory Approvals

To the Company’s knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the Merger will be the filing of the articles of merger with the SDAT and the filing of the certificate of merger with the Secretary of State of Delaware.

Principal Reasons for and Effects of Changing the State of Incorporation

The Board of the Company has concluded that, when compared with Delaware, Maryland has more comprehensive and flexible laws governing entities that qualify as REITs under the Internal Revenue Code of 1986, as amended (the “Code”), and courts with more experience in addressing issues pertinent to entities that so qualify. Maryland has laws specific to REITs, including (a) provisions that specifically validate charter restrictions on the ownership and transfer of stock, which, among other things, facilitate satisfaction of certain of the U.S. federal income tax requirements for qualification as a REIT, and (b) provisions that permit the issuance of shares without consideration to holders for the specific purpose of satisfying the U.S. federal income tax requirements for qualification as a REIT regarding stock ownership. Maryland also has a separate statute governing REITs that are organized as trusts, and while this statute does not apply to corporations, like Griffin Maryland, the Company believes it helps provide greater certainty with respect to the treatment of a REIT under state law. In addition to the foregoing provisions, approximately 75% of the public companies that qualify as REITs under the Code are currently formed under Maryland law, which means that stockholders of Griffin Maryland would hold stock of an entity with corporate governance arrangements more likely to be aligned with other REITs following the reincorporation.

In addition, the Board of the Company believes that there are other provisions of Maryland law that are beneficial to stockholders of Maryland corporations generally, as well as REITs, including:

●

Maryland has no franchise tax for corporations. Delaware imposes franchise taxes on Delaware corporations based on alternative formulas involving either (i) the corporation's aggregate number of shares of authorized stock, or (ii) the corporation's capital structure as compared to its assets. The Company has always elected to be considered under the formula that results in the lower franchise tax burden. For the fiscal year ended November 30, 2019, the Company paid $127,665 in Delaware franchise taxes. The Company anticipates that if it were to remain incorporated in Delaware, it would continue to pay at least $127,665 in Delaware franchise taxes each year for the foreseeable future. During the current fiscal year, some of the savings anticipated by the reincorporation will initially be offset by expenses associated with the reincorporation, such as filing, legal, printing and similar expenses.

●

Maryland law provides (i) for a statutory standard of conduct for directors (ii) for broader exculpation of directors and officers from liability for money damages in lawsuits by stockholders or by or in the right of corporations and (iii) for broader indemnification and reimbursement of litigation expenses, which may facilitate Griffin Maryland’s efforts to attract and retain qualified directors and officers.

●	Maryland law offers additional protections in the event of an unsolicited takeover attempt that the Company believes should better protect stockholder interests.

●

The charter of a Maryland corporation may permit the board of directors to amend the charter to increase or decrease authorized but unissued shares of stock without a stockholder vote, which the Company believes will provide it with increased flexibility in structuring possible future financings and acquisitions and in meeting other needs that might arise.

Although there are other differences between the DGCL and the MGCL, the Board of the Company does not believe that any of these differences will have a significant impact on the Company’s operations. See the section entitled “—Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL.”

Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL

Upon consummation of the Merger, the Company's corporate affairs will be governed by the MGCL, the Maryland Charter and the Maryland Bylaws. Although it is impracticable to compare all of the aspects in which the MGCL and the DGCL differ, the following is a summary of certain significant differences and important similarities between provisions affecting holders of shares of Delaware Common Stock under the DGCL, the Delaware Certificate of Incorporation and the Delaware Bylaws and those affecting holders of shares of Maryland Common Stock under the MGCL, the Maryland Charter and the Maryland Bylaws. This discussion is qualified in its entirety by reference to the MGCL and the Maryland Charter and the Maryland Bylaws, copies of which are attached to this Consent Solicitation Statement as Appendices B and C, respectively, and the DGCL, the Delaware Certificate of Incorporation and the Delaware Bylaws.

With respect to the rights of stockholders under the DGCL and those of stockholders under the MGCL, the Maryland Charter and Maryland Bylaws provide for many of the same rights and obligations as the Company’s Delaware organizational documents, although the Maryland Charter and Maryland Bylaws differ from the Delaware organizational documents in certain respects. The Company’s management does not have any present intention of amending or otherwise altering the Maryland Charter or Maryland Bylaws. However, economic and/or business conditions and considerations may arise which may, in the opinion of the Company’s present or future directors, make it in the Company’s best interests to amend or supplement the Maryland Charter or the Maryland Bylaws, or both, at some future date. Therefore, there can be no assurance that such Maryland organizational documents will not be amended or supplemented, including changes to provisions that directly affect the rights of stockholders. Stockholders also should refer to the DGCL and the MGCL with respect to the matters discussed in this Consent Solicitation Statement.

Capital Stock

The Company

The Company's authorized capital stock consists of 10,000,000 shares of common stock, par value $0.01 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share. As of October 16, 2020, there were 6,270,826 and 5,657,302 shares of the Company's common stock issued and outstanding, respectively, and no shares of preferred stock issued or outstanding. The holders of the Delaware Common Stock are entitled to one vote for each share held. The number of authorized shares of Delaware Common Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Company which are present in person or by proxy and entitled to vote.

The Delaware Certificate of Incorporation authorizes the Company's Board to provide, out of the unissued shares of preferred stock, for the issuance of shares of preferred stock from time to time in one or more classes or series, subject to applicable law, and the Company's Board is authorized to fix the voting powers, designations, preferences and relative participating, optional or other special rights of shares of preferred stock of each such class or series, and the qualifications, limitations and restrictions, including redemption privileges, dividend rights, liquidation preferences and conversion rights, thereof.

Griffin Maryland

Griffin Maryland's authorized capital stock consists of 10,000,000 shares of common stock, par value $0.01 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share. As of October 16, 2020, there were 100 shares of Maryland Common Stock, all of which are owned by the Company and will be cancelled in the Merger, and no shares of preferred stock issued or outstanding. Each share of Maryland Common Stock entitles the holder to one vote on all matters submitted to a vote of the stockholders.

Under the Maryland Charter, the board of directors of Griffin Maryland has rights and powers with respect to the issuance of common stock and preferred stock that are similar in many, but not all, respects to those provided in the Delaware Certificate of Incorporation. The Maryland Charter provides that the board of directors of Griffin Maryland may reclassify any unissued shares of common stock and preferred stock from time to time in one or more classes or series of stock.

As permitted by the MGCL, the Maryland Charter provides that the board of directors of Griffin Maryland with the approval of a majority of the entire board of directors of Griffin Maryland and without stockholder approval, may amend the Maryland Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the corporation has authority to issue. In addition, the board of directors of Griffin Maryland may authorize the issuance from time to time of shares of stock of the corporation of any class or series, or securities or rights convertible into shares of its stock of any class or series, in each case whether now or hereafter authorized, for such consideration as the board of directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Maryland Charter or the Maryland Bylaws, without stockholder approval and without authority of the stockholders to vote otherwise. This provision is similar to Delaware’s.

Extraordinary Transactions

The Company

Under the DGCL, a Delaware corporation generally is not permitted to dissolve, amend its charter, merge, convert, sell all or substantially all of its assets or engage in similar transactions outside the ordinary course of business unless such action is advised by the board of directors and approved by the affirmative vote of a majority of the outstanding stock entitled to vote thereon. Under the DGCL, the term "substantially all of the company's assets" is not defined and is, therefore, subject to Delaware common law and to judicial interpretation and review in the context of the unique facts and circumstances of any particular transaction.

As of the date of this Consent Solicitation Statement, the Company's management is not aware of any specific effort by any party to accumulate additional holdings of the Company’s securities, other than for investment purposes, or to effect a change of control of the Company by merger, tender offer, solicitation in opposition to the Board or otherwise.

Griffin Maryland

Under the MGCL, a Maryland corporation generally is not permitted to dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business unless such action is advised by the board of directors and approved by the affirmative vote of stockholders holding at least two-thirds of the votes entitled to be cast on the matter unless a lesser percentage (but not less than a majority of all the votes entitled to be cast on the matter) is set forth in the corporation's charter. As is the case in Delaware, under the MGCL, the term "substantially all of the company's assets" is not defined and is, therefore, subject to Maryland common law and to judicial interpretation and review in the context of the unique facts and circumstances of any particular transaction. The Maryland Charter provides that the foregoing items may be approved by a majority of all the votes entitled to be cast on the matter. However, Maryland law permits a corporation to transfer all or substantially all of its assets without the approval of the stockholders of the corporation to one or more persons if all of the equity interests of the person or persons are owned, directly or indirectly, by the corporation.

Dividends

The Company

Under the DGCL and the Delaware Bylaws, subject to any preferential dividend rights of any then outstanding preferred stock, the Company may pay dividends to its stockholders out of its surplus from time to time, as authorized by the board of directors. The DGCL provides that dividends may not be paid out of net profits if, after the payment of the dividends, the capital of the Company would be less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of the assets.

The Delaware organizational documents do not modify the statutory provisions concerning the payment of dividends, except as set forth above.

Griffin Maryland

Under the MGCL and the Maryland Charter, subject to any preferential dividend rights of any then outstanding preferred stock, Griffin Maryland is permitted to pay dividends and make other distributions (including share buybacks and redemptions) to its stockholders from time to time as authorized by the board of directors. However, the MGCL provides that no dividend or other distribution may be made if, after giving effect to the distribution (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or (ii) the corporation's total assets would be less than the sum of its total liabilities plus, unless the corporation's charter permits otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution. Under the MGCL, notwithstanding clause (ii) in the immediately preceding sentence, a corporation may make a distribution from the net earnings of the corporation for the fiscal year in which the distribution is made, the net earnings of the corporation for the preceding fiscal year, or the sum of the net earnings of the corporation for the preceding eight fiscal quarters.

The Company has declared and paid annual cash dividends of $0.50, $0.45 and $0.40 per common share for fiscal 2019, fiscal 2018 and fiscal 2017, respectively.

Preemptive Rights

Under the DGCL and the MGCL, stockholders do not have preemptive rights to purchase shares of stock unless the certificate of incorporation, in the case of a Delaware corporation, or the charter, in the case of a Maryland corporation, provides for preemptive rights. Neither the Delaware Certificate of Incorporation nor the Maryland Charter provides stockholders with any preemptive rights.

Advance Notice Requirements for Presentation by Stockholders of Proposals of New Business and Nominations of Directors at Meetings of Stockholders

The Company

Under the Delaware Bylaws, written notice of any stockholder proposal for business at an annual meeting of stockholders must be received at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the 120th day prior to such annual meeting, or if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made (such notice within such time periods, “Timely Notice”). The Delaware Bylaws generally provide that written notice of any stockholder nomination of directors (x) with respect to an election to be held at an annual meeting of stockholders, must be Timely Notice received by the secretary of the Company, and (y) with respect to an election to be held at a special meeting of stockholders for the election of directors, must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than the 120th day prior to and not later than the 90th day prior to such special meeting or, if later, the 10th day following the day on which public disclosure of the date of such special meeting was first made.

In addition to meeting the applicable deadline, stockholder proposals or nominations of directors must be accompanied by certain information specified in the Delaware Bylaws.

Griffin Maryland

Under the Maryland Bylaws, nominations of individuals for election to the board of directors of Griffin Maryland and the proposal of other business to be considered by the stockholders at an annual meeting of stockholders must be delivered to the secretary of Griffin Maryland at the principal executive offices of Griffin Maryland not less than 120 days nor more than 150 days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than 150 days nor later than 120 days prior to the date of such annual meeting, or if later, the 10th day on which public announcement of the date of such meeting is first made. As with the Delaware Bylaws, stockholder proposals and director nominations must be accompanied by certain information specified in the Maryland Bylaws.

Under the Maryland Bylaws, only the business specified in the notice of the meeting may be brought before a special meeting of stockholders. Nominations of individuals for election as directors at a special meeting of stockholders must be delivered to the secretary of Griffin Maryland at the principal executive offices of Griffin Maryland not earlier than the 120th day before such special meeting nor later than the later of the close of business on the 90th day before the special meeting or the tenth day after the first public announcement is made of the date of the special meeting and of the nominees of the board of directors of Griffin Maryland to be elected at the meeting.

Voting for Election of Directors

Both the Delaware Bylaws and the Maryland Bylaws provide that directors are elected by majority vote in uncontested elections, but provide for a plurality vote in contested elections. In particular, the Delaware Bylaws provide that in uncontested elections a nominee for director shall be elected to the Board of Directors of the Company if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election (with abstentions not counted as a vote cast either for or against that nominee’s election). The Maryland Bylaws provide that in uncontested elections a nominee for director shall be elected as a director only if such nominee receives the affirmative vote of a majority of the total votes cast for and against such nominee.

Under the Delaware Bylaws, an election will be considered contested if the secretary of the Company determines that the number of nominees exceeds the number of directors to be elected. The Delaware Bylaws do not allow stockholders to vote against a nominee at meetings when directors are to be elected by a plurality vote.

Under the Maryland Bylaws, an election will be considered contested if (i) the secretary of Griffin Maryland receives notice that a stockholder has nominated an individual for election as a director in compliance with the requirements of advance notice of stockholder nominees for director under the Maryland Bylaws, and (ii) such nomination has not been withdrawn by such stockholder on or before the close of business on the tenth day before the date of filing of the definitive proxy statement of Griffin Maryland with the SEC and, as a result of which, the number of nominees is greater than the number of directors to be elected at the meeting.

Under the DGCL and the MGCL, a corporation may provide for cumulative voting in the election of directors in its certificate of incorporation, in the case of a Delaware corporation, or its charter, in the case of a Maryland corporation. Pursuant to the Delaware Certificate of Incorporation and the Maryland Charter, neither the Company nor Griffin Maryland permits cumulative voting in the election of directors. The absence of cumulative voting means that stockholders entitled to cast a majority of all the votes entitled to be cast in the election of directors will be able to elect all of the Company’s directors, if they so choose, and thus preclude minority stockholder representation on the board of directors.

Restrictions on Voting Rights

The Company

The Delaware organizational documents do not contain provisions relating to control share acquisitions, and the DGCL does not contain a control share acquisition or similar statute.

Griffin Maryland

The MGCL provides that a holder of “control shares” of a Maryland corporation acquired in a “control share acquisition” has no voting rights with respect to the control shares except to the extent approved at a special meeting of stockholders by the affirmative vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiring person, or by officers or by directors who are the corporation's employees, are excluded from shares entitled to vote on the matter. “Control shares” are voting shares of stock which, if aggregated with all other such shares of stock previously acquired by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

●	one-tenth or more but less than one-third,

●	one-third or more but less than a majority, or

●	a majority or more of all voting power.

Control shares do not include shares that the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A "control share acquisition" means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses), may compel the board of directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem any or all of the control shares (except those for which voting rights have previously been approved) for fair value determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or, if a meeting of stockholders was held at which the voting rights of such shares were considered and not approved, as of the date of the meeting. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The control share acquisition statute does not apply (i) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (ii) to acquisitions approved or exempted by the charter or bylaws of the corporation.

The Maryland Bylaws contain a provision exempting from the control share acquisition statute any and all acquisitions by any person of the Maryland Common Stock.

Number of Directors

The Delaware Certificate of Incorporation provides that the number of directors of the Company will be fixed by, or in the manner provided in the Delaware Bylaws, and the Delaware Bylaws provide that the number of directors of the Company will be fixed from time to time exclusively by resolution of the Board but in no event shall be less than one. Like the Delaware Certificate of Incorporation and the Delaware Bylaws, the Maryland Charter and the Maryland Bylaws provide that the board of directors of Griffin Maryland may establish, increase and decrease the number of directors from time to time as long as the number is not less than one, nor, unless the Maryland Bylaws are amended, more than 15. Both the Board and Griffin Maryland's board of directors are currently comprised of ten members.

Both the Delaware Bylaws and the Maryland Charter provide that each director will serve until the next annual meeting of stockholders and until his or her successor is elected and qualified, subject to such director’s earlier death, resignation, disqualification or removal.

The Maryland Charter sets forth the names of the initial directors of Griffin Maryland, as follows:

Name
David R. Bechtel
Edgar M. Cullman, Jr.
Frederick M. Danziger
Gordon F. DuGan
Michael S. Gamzon
Jonathan P. May
Molly North
Amy Rose Silverman
Albert H. Small, Jr.
Ardevan Yaghoubi

The current term of each of the directors of the Company identified above expires at the annual meeting of stockholders of the Company in 2021 and when his or her successor is duly elected and qualifies.

The individuals identified above also comprise all of the current directors of the Company. All of the individuals named above will also serve as directors of Griffin Maryland following the Merger, for terms to expire as described above.

Removal of Directors

The Company

The Delaware organizational documents do not contain provisions relating to removing a director from the Board. The DGCL generally provides that any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, subject to certain exceptions related to classified boards or cumulative voting, none of which are applicable to the Company.

Griffin Maryland

The Maryland Charter provides that, subject to the rights of holders of shares of one or more classes or series of preferred stock to elect or remove one or more directors, any director, or the entire board of directors, may be removed from office at any time, but only for cause and then only by the affirmative vote of a majority of all the votes entitled to be cast generally for the election of directors. For purposes of the Maryland Charter, "cause" means only, with respect to any particular director, (i) conviction of a felony, (ii) declaration of unsound mind by order of court, (iii) gross dereliction of duty, (iv) commission of any action involving moral turpitude, or (v) commission of an action which constitutes intentional misconduct or a knowing violation of law if such action in either event results in either an improper substantial personal benefit or a material injury to the corporation.

Filling Vacancies on the Board of Directors

The Company

The Delaware Bylaws provide that any vacancy in the Board, however occurring, shall be filled only by the vote of a majority of the directors then in office, although less than a quorum, or by a plurality of the votes cast at a meeting of stockholders. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor as a director and until his or her successor is elected and qualified.

Griffin Maryland

The Maryland Charter provides that Griffin Maryland has elected, at such time as it becomes eligible under Section 3-802(a) and (b) of the MGCL to make such election (which Griffin Maryland is expected to be immediately following the Merger), to be subject to Section 3-804(c) of the MGCL so that, except as may be provided by the board of directors in setting the terms of any class or series of shares of stock of the corporation, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall hold office for the remainder of the full term of the class of directors in which such vacancy occurred.

Standards of Conduct for Directors

The standards of conduct for directors of a Delaware corporation have developed through the common law as expressed in written opinions of the Delaware courts. Directors of Delaware corporations generally must act in good faith and with due care and loyalty, in a manner that they believe to be in the best interests of the corporation and its stockholders.

Under the MGCL, the standard of conduct for directors is set forth in Section 2-405.1(c) of the MGCL, which requires a director of a Maryland corporation to perform his or her duties in good faith, in a manner that he or she reasonably believes to be in the best interests of the corporation, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The MGCL contains a statutory presumption that an act of a director of a Maryland corporation satisfies the applicable standards of conduct for directors under Maryland law.

Maryland law provides protection for Maryland corporations against unsolicited takeovers by limiting, among other things, the duties of the directors in unsolicited takeover situations. The duties of directors of Maryland corporations do not require them to, among other things, (i) accept, recommend or respond to any proposal by a person seeking to acquire control of the corporation, (ii) make a determination under the Maryland Business Combination Act or the Maryland Control Share Acquisition Act, or (iii) act or fail to act solely because of the effect of the act or failure to act may have on an acquisition or potential acquisition of control of the corporation or the amount or type of consideration that may be offered or paid to the stockholders in an acquisition. Moreover, the MGCL provides that the act of directors of a Maryland corporation relating to or affecting an acquisition or potential acquisition of control is not subject to any higher duty or greater scrutiny than is applied to any other act of a director.

Amendment of Organizational Documents

The Company

The Delaware Certificate of Incorporation may be amended in the manner prescribed by the DGCL, which requires the Board to declare the amendment advisable and the holders of at least a majority of the outstanding shares of the Delaware Common Stock entitled to vote thereon to approve the amendment.

The Delaware Certificate of Incorporation and the Delaware Bylaws provide that the Board and stockholders have concurrent power to alter, amend or repeal the Bylaws or create new bylaws.

Griffin Maryland

The Maryland Charter generally may be amended only if the board of directors of Griffin Maryland declares that the proposed amendment is advisable and the proposed amendment is approved by the stockholders of the corporation, at either an annual or a special meeting of the stockholders, or by written consent of the stockholders, in any event by the affirmative vote or consent representing a majority of all the votes entitled to be cast on the matter. Under the MGCL, the Maryland Charter may, however, be amended by the board of directors of Griffin Maryland without stockholder approval to, among other things, change the name of the corporation or change the name or other designation or the par value of any class or series of stock of the corporation and the aggregate par value of that stock.

The Maryland Charter and Maryland Bylaws, similar to the Delaware Certificate of Incorporation and Delaware Bylaws, provide that the board of directors and stockholders of Griffin Maryland have concurrent power to alter, amend or repeal the Maryland Bylaws or create new Maryland Bylaws.

Business Combinations with Certain Persons

The Company

Section 203 of the DGCL generally provides that if a person (including any person who is an affiliate or associate of the corporation) acquires 15% or more of the outstanding voting stock of a Delaware corporation, thereby becoming an "interested stockholder" (for purposes of Section 203), that person may not engage in certain business combinations with the corporation for a period of three years, generally unless one of the following three exceptions applies:

●

the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, prior to the time that the person became an interested stockholder;

●

upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

●

the business combination transaction is approved by the board of directors and by the affirmative vote of two-thirds of the outstanding voting stock that is not owned by the interested stockholder at an annual or special meeting (and not by written consent).

A Delaware corporation may elect not to be governed by Section 203. The Company has made such an election. Section 203 will not apply to the Merger of the Company and Griffin Maryland Sub.

Griffin Maryland

Under the MGCL, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in certain circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. Maryland law defines an interested stockholder as:

●	any person who beneficially owns 10% or more of the voting power of the corporation's outstanding voting stock, or

●

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the corporation's then-outstanding voting stock.

A person is not an interested stockholder if the board of directors of the corporation approved in advance the transaction by which the person otherwise would have become an interested stockholder. In approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

After the five-year prohibition, any business combination between the corporation and an interested stockholder or an affiliate of an interested stockholder generally must be recommended by the board of directors and approved by the affirmative vote of at least:

●	80% of the votes entitled to be cast by holders of the then-outstanding shares of voting stock, voting together as a single group, and

●

two-thirds of the votes entitled to be cast by holders of the voting stock other than voting stock held by the interested stockholder who will (or whose affiliate will) be a party to the business combination or by an affiliate or associate of the interested stockholder, voting together as a single voting group.

These super-majority vote requirements do not apply if the holders of the common stock receive a minimum price, as defined under the MGCL, for their stock in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its stock.

The statute permits various exemptions from its provisions, including business combinations that are approved or exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. As permitted by the MGCL, the board of directors of Griffin Maryland will adopt a resolution exempting any business combination between Griffin Maryland and any other person from the provisions of this statute. However, the board of directors of Griffin Maryland may repeal or modify this resolution at any time in the future, in which case the applicable provisions of this statute will become applicable to business combinations between us and interested stockholders.

Special Meetings of Stockholders

The Company

The Delaware Bylaws provide that special meetings of the stockholders may be called at any time by the Board but may not be called by any other person or persons.

Griffin Maryland

The Maryland Bylaws provide that special meetings of the stockholders may be called at any time by the board of directors, the Chairman of the board of directors, the President or the Chief Executive Officer, and shall be called upon the written request of the stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting, accompanied by the information required by the Maryland Bylaws. Members of the Cullman and Ernst families (the “Cullman and Ernst Group”), which include Michael S. Gamzon, a director and the Company’s President and Chief Executive Officer, Frederick M. Danziger, a director of the Company, and Edgar M. Cullman, Jr., a director of the Company, members of their families and trusts for their benefit, partnerships in which they own substantial interests and charitable foundations of which they are directors, beneficially own approximately 45.2% of the outstanding shares of Delaware Common Stock and, at the Effective Time of the Merger, will beneficially own approximately the same percentage of the outstanding shares of Maryland Common Stock. Accordingly, the Cullman and Ernst Group will have a significant influence over the ability of the stockholders to call a special meeting of the stockholders.

Action by Stockholders in Lieu of a Meeting

The Company

The Delaware Bylaws provide that stockholders of the Company may take any action, required or permitted to be taken at any annual or special meeting, by written consent in lieu of a meeting if the stockholders deliver a written consent signed by the holders of not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting.

Griffin Maryland

Under the MGCL, holders of common stock may take action only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting unless the charter provides for a lesser percentage. The Maryland Charter provides that any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting (a) if a unanimous consent setting forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter or (b) if the action is advised and submitted to the stockholders for approval by the board of directors of Griffin Maryland and a consent, setting forth the action so taken, is given in writing or by electronic transmission by stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of stockholders. Griffin Maryland is required to give notice of action by stockholders by less than unanimous consent not later than ten days after the effective date of the action to each stockholder.

Limitations on Liability of Directors and Officers

The Company

As permitted by the DGCL, the Delaware Certificate of Incorporation provides that no director will have personal liability to the Company or any of its stockholders for money damages for breach of fiduciary duty as a director, provided however that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which such director derived an improper personal benefit.

Griffin Maryland

As permitted by the MGCL, the Maryland Charter exculpates the directors and officers of Griffin Maryland from liability to the corporation and its stockholders for money damages, except to the extent (i) it is proved that the person actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received, or (ii) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Indemnification of Directors and Officers

The Company

Under the DGCL, a corporation may indemnify its directors, officers, employees and certain other individuals against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with specified actions, suits or proceedings arising because of the person's relationship to the corporation. Generally, the indemnification will cover expenses regardless of whether the action stems from a civil, criminal, administrative or investigative proceeding if the individual acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. A similar standard applies in an action or suit by or in the right of the corporation (i.e., a stockholder derivative claim) except that indemnification only extends to expenses (including attorneys' fees) actually and reasonably incurred in the defense or settlement of such a proceeding. In an action or suit by or in the right of the corporation, the DGCL requires court approval before there can be any indemnification when the person seeking the indemnification has been found liable to the corporation. To the extent that a person otherwise eligible to be indemnified is successful on the merits or otherwise in defense in any action, suit or proceeding described above, indemnification for expenses (including attorneys' fees) actually and reasonably incurred is mandatory under the DGCL.

The DGCL provides that a corporation may pay the expenses incurred by a director or officer in defending a proceeding in advance of the final disposition of that proceeding if the corporation has received a written undertaking by or on behalf of the director or officer to repay the amount advanced if it is ultimately determined that the director or officer is not entitled to be indemnified for the expenses.

The Delaware Certificate of Incorporation generally provides for the indemnification of, and advance of expenses to, directors, officers, employees and agents to the fullest extent permitted by the DGCL. The Delaware Certificate of Incorporation further provides, consistent with the DGCL, that the right to indemnification conferred by the Delaware Certificate of Incorporation is not exclusive of any other right which a person may have under the Delaware Certificate of Incorporation, Delaware Bylaws, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

Griffin Maryland

Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the Maryland Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party to or witness in by reason of his or her service in that capacity, or in the defense of any claim, issue or matter in such proceeding. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that:

●	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was a result of active and deliberate dishonesty,

●	the director or officer actually received an improper personal benefit in money, property or services, or

●	in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

Under the MGCL, a Maryland corporation may not indemnify a director or officer in a suit by the Maryland corporation or in its right in which the director or officer was adjudged liable to the Maryland corporation or in a suit in which the director or officer was adjudged liable on the basis that personal benefit was improperly received. Nevertheless, a court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in the corporation's right, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, the MGCL permits a Maryland corporation to advance reasonable expenses to a director or officer upon receipt of (i) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

The Maryland Charter obligates Griffin Maryland, to the maximum extent permitted by Maryland law, to indemnify any individual who is made or threatened to be made a party to or witness in a proceeding by reason of his or her service: (i) as a director or officer of Griffin Maryland or (ii) while a director or officer and at Griffin Maryland’s request, as a director, officer, partner, manager, member, trustee, employee or agent of another corporation, REIT, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise, in each case, from and against any claim or liability to which he or she may become subject or that he or she may incur by reason of his or her service in any of these capacities, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Maryland Charter also permits the Company to indemnify and advance expenses to any individual who served a predecessor of the Company in any of the capacities described above and to any employee or agent of the Company or a predecessor of the Company.

The Maryland Charter further provides, consistent with the MGCL, that the indemnification and payment or reimbursement of expenses provided in the Maryland Charter shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise. Griffin Maryland intends to enter into indemnification agreements with its directors and executive officers. These agreements will require Griffin Maryland to indemnify these individuals to the fullest extent permitted under Maryland law, the Maryland Charter and the Maryland Bylaws against liabilities that may arise by reason of their service to Griffin Maryland, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Appraisal Rights

Under the DGCL, stockholders, in certain circumstances, generally have the right to dissent from certain corporate reorganizations and mergers and demand and receive payment in cash for their shares of stock provided that certain statutory procedures are followed. The Reincorporation Proposal does not trigger any appraisal rights. See the section entitled “—No Dissenting Stockholders' Rights of Appraisal.”

Under the MGCL, except as noted below, a stockholder of a Maryland corporation generally has the right to demand and receive payment of the fair value of the stockholder’s stock from the successor if the corporation consolidates or merges with or converts into another corporation, the stockholder's stock is to be acquired in a share exchange, the corporation transfers all or substantially all its assets, the corporation amends its charter in certain circumstances (unless the right to do so is reserved by the charter, which the Maryland Charter does) or the transaction is governed by or exempted from the applicable business combination provisions of the MGCL described above.

The Company

Under the DGCL, stockholders of a corporation who are voting on a merger or consolidation generally are entitled to dissent from the transaction and obtain payment of the fair value of their shares (so-called “appraisal rights”), if they properly follow the statutory procedures for asserting these rights set forth in the DGCL. However, appraisal rights are not available if, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, the shares were listed on a national securities exchange or held of record by more than 2,000 holders, unless the holders thereof are required by the terms of an agreement of merger or consolidation to accept for such stock anything except (i) shares of stock of the corporation surviving the merger or consolidation, or depository receipts in respect thereof, (ii) shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders, (iii) cash in lieu of fractional shares or fractional depository receipts described above, or (iv) any combination of such shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts.

Because the Delaware Common Stock is traded on NASDAQ and the stockholders of the Company will receive in exchange for their shares of Delaware Common Stock, pursuant to the Merger Agreement, shares of Maryland Common Stock, which at the Effective Time of the Merger will be listed on NASDAQ, the stockholders of the Company are not entitled to appraisal rights in connection with the Merger.

Griffin Maryland

The MGCL provides that, unless the transaction is governed by or exempted from the applicable business combination provisions of the MGCL described above, a stockholder who otherwise has the right to demand and receive payment of the fair value of the stockholder's stock from the successor may not demand the fair value of the stockholder's stock and is bound by the terms of the transaction if:

●

except as provided below, any shares of the class or series of the stock are listed on a national securities exchange (i) with respect to (A) a merger of a 90% or more owned subsidiary with or into its parent corporation and (B) a business combination of a public company effected by a two-step transaction in the form of a tender or exchange offer followed by a merger, on the date notice of such merger is given or waived under the MGCL, or (ii) with respect to any other transaction, on the record date for determining stockholders entitled to vote on the transaction objected to;

●

the stock is that of the successor in a merger unless (i) the merger alters the contract rights of the stock as expressly set forth in the charter, and the charter does not reserve the right to do so (which the Maryland Charter does), or (ii) the stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor or cash, scrip or other rights or interests arising out of provisions for the treatment of fractional shares of stock in the successor;

●

the stock is not entitled (other than solely because of the provisions of the MGCL with respect to (i) a merger of a 90% or more owned subsidiary with or into its parent corporation or (ii) a business combination of a public company effected by a two-step transaction in the form of a tender or exchange offer followed by a merger) to be voted on the transaction or the stockholder did not own the shares of stock on the record date for determining stockholders entitled to vote on the transaction;

●	the charter provides that the holders of the stock are not entitled to exercise the rights of an objecting stockholder under the MGCL; or

●	the stock is that of an open-end investment company registered with the SEC under the Investment Company Act of 1940 and the value placed on the stock in the transaction is its net asset value.

With respect to a merger, consolidation or share exchange, a stockholder of a Maryland corporation who otherwise would be bound by the terms of a transaction under the exception described in the first bullet point in the immediately preceding paragraph may demand the fair value of the stockholder's stock if:

●

in the transaction, stock of the corporation is required to be converted into or exchanged for anything of value except (i) stock of the corporation surviving or resulting from the merger, consolidation or share exchange, stock of any other corporation or depositary receipts for any such stock, (ii) cash in lieu of fractional shares of stock or fractional depositary receipts described above, or (iii) any combination of the stock, depositary receipts and cash in lieu of fractional shares or fractional depositary receipts described above;

●

the directors and executive officers of the corporation were the beneficial owners, in the aggregate, of 5% or more of the outstanding voting stock of the corporation at any time within the one-year period ending on the day the stockholders voted on the transaction objected to or, with respect to (i) a merger of a 90% or more owned subsidiary with or into its parent corporation or (ii) a business combination of a public company effected by a two-step transaction in the form of a tender or exchange offer followed by a merger, the effective date of the merger; and

●

unless the stock is held in accordance with a compensatory plan or arrangement approved by the board of directors of the corporation and the treatment of the stock in the transaction is approved by the board of directors of the corporation, any stock held by persons described in the immediately preceding bullet point, as part of or in connection with the transaction and with the one-year period described in such bullet point, will be or was converted into or exchanged for stock of a person, or an affiliate of a person, who is a party to the transaction on terms that are not available to all holders of stock of the same class or series.

Inspection of Books and Records

The Company

The DGCL provides that any stockholder of record, regardless of the number of shares held and how long he or she has held the shares, generally has the right to inspect the corporation's stock ledger, list of stockholders and other books and records, provided he or she has a proper purpose for doing so and satisfies certain procedural requirements.

Griffin Maryland

The MGCL provides that any stockholder, on written request, may inspect and copy during usual business hours the corporation’s bylaws, minutes of the proceedings of stockholders, annual statements of affairs, any voting trust agreements deposited with the corporation at the corporation's principal office and a statement showing all stock and securities issued by the corporation during a specified period of not more than 12 months before the date of the request. Additionally, one or more persons who together are, and for at least six months have been, stockholders of record or holders of voting trust certificates of at least 5% of the outstanding stock of any class may (i) inspect and copy during usual business hours the corporation's books of account and stock ledger, (ii) present to any officer or resident agent of the corporation a written request for a statement of its affairs, and (iii) in the case of any corporation which does not maintain the original or a duplicate stock ledger at the corporation's principal office in Maryland, present to any officer or resident agent of the corporation a written request for a list of its stockholders.

Exclusive Forum

The Company

The Delaware organizational documents do not contain provisions relating to exclusive forum.

Griffin Maryland

The Maryland Bylaws provide that, unless Griffin Maryland consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, will be the sole and exclusive forum for (a) any Internal Corporate Claim, as such term is defined in the MGCL, (b) any derivative action or proceeding brought on behalf of Griffin Maryland (other than actions arising under federal securities laws), (c) any action asserting a claim of breach of any duty owed by any of Griffin Maryland’s directors, officers or other employees to Griffin Maryland or to stockholders of Griffin Maryland, (d) any action asserting a claim against Griffin Maryland or any of Griffin Maryland’s directors, officers or other employees arising pursuant to any provision of the MGCL, the Maryland Charter or the Maryland Bylaws or (e) any other action asserting a claim against Griffin Maryland or any of Griffin Maryland’s directors, officers or other employees that is governed by the internal affairs doctrine and no such action may be brought in any court sitting out of the State of Maryland unless Griffin Maryland consents in writing to such court. This provision does not cover claims made by stockholders pursuant to the securities or other laws of the United States or any rules or regulations promulgated thereunder.

Dissolution

Under the DGCL, a Delaware corporation may be dissolved if (i) the board of directors, by resolution adopted by a majority of the entire board of directors at any meeting called for that purpose, deems such dissolution advisable and (ii) a majority of the outstanding stock of the corporation entitled to vote thereon votes for the proposed dissolution at a stockholders meeting called for the purpose of acting upon such resolution. Dissolution of a Delaware corporation may also be authorized without action by the board of directors if all stockholders entitled to vote thereon consent in writing.

The MGCL permits the dissolution of a corporation if (i) the board of directors adopts by a majority vote of the entire board of directors a resolution which declares that dissolution is advisable and directs that the proposed dissolution be submitted for consideration at either an annual or special meeting of the stockholders, and (ii) the dissolution is approved by the affirmative vote of not less than two-thirds (unless the charter of the corporation provides for a lesser percentage) of all votes entitled to be cast on the matter. The Maryland Charter provides that the dissolution of Griffin Maryland must be approved by a majority of all the votes entitled to be cast on the matter.

Under the DGCL, generally if a deadlock of the directors precludes corporate action, or if a division of the stockholders makes election of directors impossible, stockholders are permitted to seek a judicial dissolution. Under the DGCL, the Court of Chancery may appoint a custodian or receiver. Such action under the DGCL may be instituted by any stockholder.

Under the MGCL, stockholders entitled to cast at least 25% of all the votes entitled to be cast in the election of directors may petition a court of equity to dissolve the corporation if the directors are so divided regarding the management of the corporation’s affairs that the vote required for action by the board cannot be obtained, or if a division of the stockholders makes election of directors impossible, stockholders are permitted to seek a judicial dissolution. However, under the MGCL any stockholder entitled to vote in the election of directors may petition a court of equity to dissolve the corporation if (i) the stockholders are so divided that they have failed, for a period which includes at least two consecutive annual meeting dates, to elect successors to directors whose terms would have expired on the election and qualification of their successors, or (ii) the acts of the directors or those in control of the corporation are illegal, oppressive or fraudulent.

Stockholders of a Maryland corporation with a class of equity securities registered under the Exchange Act are not permitted to petition a court of equity to dissolve a Maryland corporation on the grounds that the stockholders are so divided that directors cannot be elected or the stockholders are so divided that they have failed, for a period which includes at least two consecutive annual meeting dates, to elect successors to directors whose terms would have expired on the election and qualification of their successors.

Certain Anti-Takeover Effects and Provisions

The Delaware Certificate of Incorporation and the Delaware Bylaws contain various provisions that may be viewed as having anti-takeover effects. These include, but are not limited to, the following:

●	authorization of the board of directors to issue shares of preferred stock generally without stockholder approval;

●	advance notice requirements for stockholder proposals and director nominations;

●	requirements that special meetings of stockholders may only be called by the board of directors; and

●	not permitting cumulative voting in the election of directors.

The provisions of the type described in the bullet points in the immediately preceding paragraph are similar to those contained in the Maryland Charter and the Maryland Bylaws. However, the Maryland Bylaws also provide that special meetings of the stockholders may be called upon the written request of the stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting. In addition to the charter and bylaw provisions described above, the Company is subject to Section 203 of the DGCL, which imposes a three-year moratorium on certain business combinations with an “interested stockholder” unless one of three exceptions applies. See the section entitled “—Business Combinations with Certain Persons.” The board of directors of Griffin Maryland will adopt a resolution opting Griffin Maryland out of the comparable business combination statute contained in the MGCL (although the board of directors of Griffin Maryland may repeal or modify this resolution at any time in the future). See the section entitled “—Business Combinations with Certain Persons.” Through a provision in the Maryland Bylaws, Griffin Maryland has opted out of the Maryland control share acquisition statute (although Griffin Maryland could at any time become subject to the control share acquisition statute by amending the Maryland Bylaws to change the opt-out provision). See the sections entitled “—Business Combinations with Certain Persons” and “—Restrictions on Voting Rights.”

In addition, Subtitle 8 of Title 3 of the MGCL (“Subtitle 8”) permits a Maryland corporation with a class of equity securities registered under the Exchange Act and with at least three independent directors to elect to be subject to any or all of five provisions:

●	a classified board,

●	a two-thirds vote requirement to remove a director,

●	a requirement that the number of directors be fixed only by the vote of the directors,

●

a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred rather than until the next annual meeting of stockholders as would otherwise be the case, and

●	a majority requirement for the calling of a special meeting of stockholders.

An eligible Maryland corporation, including Griffin Maryland, upon consummation of the Merger, is permitted to elect into this statute by provision in its charter or bylaws or by a resolution of its board of directors, without stockholder approval and notwithstanding any other provision in its charter or bylaws. Pursuant to Subtitle 8, Griffin Maryland has elected in the Maryland Charter, at such time as it becomes eligible to do so, to provide that vacancies on the board of directors of Griffin Maryland may be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred. Through provisions in the Maryland Charter and/or the Maryland Bylaws unrelated to Subtitle 8, Griffin Maryland will (i) provide that, subject to the rights of holders of shares of one or more classes or series of preferred stock to elect or remove one or more directors, any director, or the entire board of directors, may be removed from office at any time, but only for cause and then only by the affirmative vote of at least a majority of all the votes entitled to be cast generally for the election of directors, (ii) vest in the board of directors of Griffin Maryland the exclusive power to fix the number of directorships and (iii) require, unless called by board of directors of Griffin Maryland, the written request of stockholders entitled to cast a majority of all of the votes entitled to be cast at such a meeting to call a special meeting of stockholders.

Anti-takeover provisions in the DGCL and MGCL and in the corporate governance structure of both the Company and Griffin Maryland could have the effect of delaying, deferring or preventing an acquisition of the Company or Griffin Maryland or stock purchases in furtherance of an acquisition, and could, under certain circumstances, delay, defer or prevent transactions which might otherwise have a favorable effect on the price of the Delaware Common Stock or Maryland Common Stock. These provisions may make it more difficult to remove incumbent management and board members and may also discourage all attempts to acquire control not approved by the respective board of directors for any reason. As a result, stockholders who might desire to participate in, or benefit from, such a transaction might not have an opportunity to do so.

No Dissenting Stockholders' Rights of Appraisal

Pursuant to Section 262 of the DGCL, appraisal rights are not available in a merger where shares of the class or series of stock are listed on a national securities exchange and holders of such shares will only receive in exchange for such shares, pursuant to an agreement of merger, (i) shares of stock of the corporation surviving or resulting from the merger or (ii) shares of stock of any other corporation, which shares of stock at the effective date of the merger will be listed on a national securities exchange. Because the Delaware Common Stock is traded on NASDAQ and the stockholders of the Company will receive in exchange for their shares of Delaware Common Stock, pursuant to the Merger Agreement, shares of Maryland Common Stock, which at the Effective Time of the Merger will be listed on NASDAQ, the stockholders of the Company are not entitled to appraisal rights in connection with the Merger, the Merger Agreement or the Reincorporation Proposal.

Possible Disadvantages of the Reincorporation Proposal

Despite the belief of the Board that the Reincorporation Proposal is in the best interests of the Company and its stockholders, stockholders should be aware that many provisions of the Maryland Charter, the Maryland Bylaws and the MGCL have not received extensive judicial interpretation by the Maryland courts. The DGCL is widely regarded as the most extensive and well-defined body of corporate law in the United States. Because of Delaware's prominence as a state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and willingness to act quickly and effectively to meet changing business needs. Furthermore, Delaware corporations are often guided by the extensive body of court decisions interpreting Delaware's corporate law. Nevertheless, as discussed in greater detail above, the Board believes that Maryland law will provide the Company with the comprehensive, flexible structure that it needs to operate effectively.

Tax Consequences

Under current federal income tax laws, the Merger will be a tax-free reorganization under the Code. Accordingly, for federal income tax purposes (i) no gain or loss will be recognized by the stockholders of the Company as a result of their exchange of Delaware Common Stock for Maryland Common Stock in the Merger, (ii) the basis for the Maryland Common Stock received by the stockholders of the Company in exchange for Delaware Common Stock will be the same as the basis of the Delaware Common Stock exchanged therefor, and (iii) the holding period for the Maryland Common Stock received by each stockholder of the Company in the Merger will include such stockholder's holding period for the Delaware Common Stock exchanged therefor, provided that the stockholder held such stock of the Company as a capital asset at the Effective Time. The Merger will have no federal income tax effect on the Company. Certain stockholders of the Company may be subject to special rules because of their particular federal income tax status and the federal income tax consequences of the Merger to such stockholders may accordingly differ from the ones of general application that are described above.

State, local or foreign income tax consequences to stockholders may vary from the federal tax consequences described above, and stockholders should consult their own tax advisors as to the effect of the Merger under applicable state, local or foreign income tax laws.

Consent Required

Pursuant to the DGCL, the affirmative consent in writing signed by the holders of a majority of the outstanding shares of the Delaware Common Stock that would have been entitled to vote thereon at a meeting at which all shares entitled to vote thereon were present and voted, is required for approval of the Reincorporation Proposal. Approval of the Reincorporation Proposal by stockholders of the Company will constitute approval of the Merger and the Merger Agreement, and specific approval of the Maryland Charter and the Maryland Bylaws and of all other transactions and proceedings relating to the Merger, including ratification of the election of directors of Griffin Maryland as set forth under “Comparison of Delaware Organizational Documents and DGCL to Maryland Organizational Documents and MGCL—Number of Directors,” the assumption by Griffin Maryland, as the parent of the surviving entity in the Merger, of the Company's employee benefit plans, including, but not limited to, the 2009 Plan and the 2020 Plan, agreements and arrangements, and the obligations of the Company under such plans, agreements and arrangements.

THE BOARD RECOMMENDS A CONSENT “FOR” THE REINCORPORATION PROPOSAL.

HOUSEHOLDING

The SEC’s rules permit the Company to deliver a single set of the Consent Solicitation Statement to one address shared by two or more of its stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, the Company has delivered only one Consent Solicitation Statement to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. The Company agrees to deliver promptly, upon written or oral request, a separate Consent Solicitation Statement, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Consent Solicitation Statement, contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of any future consent solicitation statements or proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or you may notify the Company if you hold registered shares. Registered stockholders may notify the Company by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address.

WHERE YOU CAN FIND MORE INFORMATION

You may request copies of this Consent Solicitation Statement and any of the information incorporated by reference into this Consent Solicitation Statement, without charge, upon written or telephonic request directed to the Company’s Corporate Secretary at Griffin Industrial Realty, Inc., 641 Lexington Avenue, 26th Floor, New York, New York 10022, Telephone: (212) 218-7910.

INFORMATION INCORPORATED BY REFERENCE

The SEC allows us to “incorporated by reference” information filed with it, which means that the Company can disclose important information to you by referring you to the documents containing such information. The information incorporated by reference is an important part of this Consent Solicitation Statement.

The Company incorporates by reference the section of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 31, 2020, entitled, “Proposal IV. Amendments to the Company’s Certificate of Incorporation.”

Appendix A

AGREEMENT AND PLAN OF MERGER

f

THIS AGREEMENT AND PLAN OF MERGER ("Merger Agreement") dated as of October 16, 2020, is entered into by and among Griffin Industrial Realty, Inc., a Delaware corporation ("Griffin Delaware"), Griffin Industrial Maryland, Inc., a Maryland corporation ("Griffin Maryland") and a wholly-owned subsidiary of Griffin Delaware, and Griffin Industrial Maryland, LLC, a Maryland limited liability company (“Griffin Maryland Sub”) and a wholly-owned subsidiary of Griffin Maryland.

RECITALS

A.Griffin Maryland was formed as a wholly-owned subsidiary of Griffin Delaware, and Griffin Maryland Sub was formed as a wholly-owned subsidiary of Griffin Maryland, each in connection with a proposal for the reincorporation of Griffin Delaware to Maryland.

B.The reincorporation of Griffin Delaware is to be effected by merging Griffin Delaware with and into Griffin Maryland Sub, with Griffin Maryland Sub surviving the merger as the surviving entity, upon the terms and subject to the conditions set forth in this Merger Agreement.

C.The Delaware General Corporation Law (the "Delaware Code") permits the merger of Griffin Delaware into Griffin Maryland Sub provided that the parties adopt a plan of merger which sets forth the terms and conditions of the proposed merger, the mode of carrying the merger into effect, the manner and basis of converting the shares of each company into shares or other securities or obligations of the surviving entity or any other entity and other applicable provisions.

D.The boards of directors of each of Griffin Maryland and Griffin Delaware have determined that it is advisable and in the best interests of each of Griffin Maryland and Griffin Delaware and their respective stockholders that Griffin Delaware merge with and into Griffin Maryland Sub upon the terms and subject to the conditions of this Merger Agreement for the purpose of effecting the reincorporation of Griffin Delaware in the State of Maryland and have approved this Merger Agreement.

E.Griffin Maryland, as the sole member of Griffin Maryland Sub, has adopted this Merger Agreement and approved the transactions contemplated hereby, including the Merger.

AGREEMENT

In consideration of the premises and the agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, Griffin Maryland, Griffin Maryland Sub and Griffin Delaware hereby agree as follows:

Section 1. Merger.

Subject to the terms and conditions set forth in this Merger Agreement, Griffin Delaware will merge with and into Griffin Maryland Sub, a wholly-owned subsidiary of Griffin Maryland, and Griffin Delaware will cease to exist and Griffin Maryland Sub will be the surviving entity (the "Merger"). Griffin Maryland Sub is hereinafter sometimes referred to as the "Surviving Entity." Provided the conditions set forth in Section 9 of this Merger Agreement have been satisfied or waived, Griffin Delaware and Griffin Maryland Sub will, at such time as they deem advisable, cause a Certificate of Merger (the "Certificate of Merger") to be executed, acknowledged and filed with the Secretary of State of Delaware as provided in Section 264 of the Delaware Code and Articles of Merger (the "Articles of Merger") to be filed with, and accepted for record by, the State Department of Assessments and Taxation of Maryland (the "SDAT") as provided for in the Maryland Limited Liability Company Act (the “Maryland Code”). The Merger will become effective as of the later to occur of the filing of a Certificate of Merger with the Secretary of State of Delaware and the acceptance for record of the Articles of Merger by the SDAT, or such later time as is specified in the Certificate of Merger and Articles of Merger (not to exceed thirty (30) days from the date the Articles of Merger are accepted for record by the SDAT) (the "Effective Time"). The parties intend by this Merger Agreement to effect a "reorganization" under Section 368 of the Internal Revenue Code of 1986, as amended (the “IRC”).

Section 2. Manner and Basis of Converting Shares.

Griffin Maryland is the sole member of Griffin Maryland Sub, owning a 100% interest therein. Griffin Maryland has authority to issue fifteen million (15,000,000) shares of capital stock, including ten million (10,000,000) shares of common stock having a par value of $0.01 per share ("Maryland Common Stock"), and five million (5,000,000) shares of preferred stock having a par value of $0.01 per share ("Maryland Preferred Stock"). As of the date of this Merger Agreement, 100 shares of Maryland Common Stock were issued and outstanding, all of which are owned by Griffin Delaware, and no shares of Maryland Preferred Stock were issued and outstanding. Griffin Delaware has authority to issue fifteen million (15,000,000) shares of capital stock, including ten million (10,000,000) shares of common stock having a par value of $0.01 per share ("Delaware Common Stock"), and five million (5,000,000) shares of preferred stock having a par value of $0.01 per share ("Delaware Preferred Stock"). As of the date of this Merger Agreement, 6,270,826 shares of Delaware Common Stock were issued, of which 5,657,302 shares were outstanding, and no shares of Delaware Preferred Stock were issued or outstanding.

At the Effective Time, (a) each issued and outstanding share of Delaware Common Stock will immediately be converted into one validly issued, fully paid and nonassessable share of Maryland Common Stock without an exchange of certificates or any action on the part of the stockholders thereof; (b) the 100 shares of Maryland Common Stock owned by Griffin Delaware, that will then be owned by Griffin Maryland Sub by virtue of the Merger, will be cancelled and retired and resume the status of authorized and unissued shares, and any capital represented by such shares will be eliminated; and (c) each share of Delaware Common Stock held in Griffin Delaware's treasury, will be cancelled and retired without payment of any consideration therefor and will cease to exist. Griffin Maryland will continue to own a 100% interest in the Surviving Entity.

Section 3. Options.

At the Effective Time, Griffin Maryland will assume and continue all of Griffin Delaware's equity incentive plans and agreements, including but not limited to the Griffin Industrial Realty, Inc. 2009 Stock Option Plan, the Griffin Industrial Realty, Inc. and Griffin Industrial, LLC 2020 Incentive Award Plan (the “2020 Equity Plan”), and the outstanding and unexercised portions of all stock options to buy Delaware Common Stock will become stock options to buy the same number of shares of Maryland Common Stock with no other changes in the terms and conditions of such stock options, including exercise prices, and effective upon the Effective Time, Griffin Maryland hereby assumes the outstanding and unexercised portions of such stock options and the obligations of Griffin Delaware with respect thereto. At the Effective Time, Griffin Maryland Sub will assume and continue all of Griffin Industrial, LLC’s rights and obligations under the 2020 Equity Plan. At the Effective Time, the maximum aggregate number of shares of Maryland Common Stock that may be available for issuance pursuant to incentive stock options (within the meaning of Treas. Reg. 1.422-2) under the 2020 Equity Plan equals 300,000, and the following individuals will be eligible to receive incentive stock options under the 2020 Equity Plan: employees of Griffin Maryland, any of Griffin Maryland’s present or future “parent corporations” or “subsidiary corporations” as defined in Sections 424(e) or (f) of the IRC, respectively, or any other entities the employees of which are eligible to receive incentive stock options under the IRC.

Section 4. Stock Certificates.

Upon and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of Delaware Common Stock will be deemed for all purposes to represent and certify ownership of the shares of Maryland Common Stock into which the shares of Griffin Delaware represented by such certificates have been converted as herein provided. The registered owner on the books and records of Griffin Delaware or its transfer agent of any such outstanding stock certificate will, until such certificate is surrendered for transfer or conversion or otherwise accounted for to Griffin Maryland or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, such shares of Maryland Common Stock.

Section 5. Governing Documents.

The Articles of Organization and Operating Agreement of Griffin Maryland Sub in effect at the Effective Time will be the Articles of Organization and Operating Agreement of Griffin Maryland Sub as the Surviving Entity until further amended in accordance with their terms and the Maryland Code.

Section 6. Sole Member and Officers.

The sole member and officers, respectively, of Griffin Maryland Sub immediately prior to the Effective Time will be the sole member and officers, respectively, of the Surviving Entity thereafter, without change, until their successors have been duly elected or appointed and qualified or until their earlier dissolution or death (as applicable), resignation or removal in accordance with the Surviving Entity’s Articles of Organization and Operating Agreement.

Section 7. Effect of the Merger.

The Merger shall have the effects specified in the Delaware Code and the Maryland Code and, upon the effectiveness of the Merger, the Surviving Entity shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and shall be subject to all the restrictions, disabilities and duties, of each of Griffin Delaware and Griffin Maryland Sub; and all such rights, privileges, powers and franchises of each of Griffin Delaware and Griffin Maryland Sub, and all property, real, personal and mixed of each of Griffin Delaware and Griffin Maryland Sub, and all debts due to either Griffin Delaware or Griffin Maryland Sub on whatever account, shall be vested in the Surviving Entity; and all such rights, privileges, powers, franchises, property and other interests of each of Griffin Delaware and Griffin Maryland Sub shall be thereafter as effectually the property of the Surviving Entity as they were of either Griffin Delaware or Griffin Maryland Sub, and the title to any real estate vested by deed or otherwise in either Griffin Delaware or Griffin Maryland Sub shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of either Griffin Delaware or Griffin Maryland Sub shall be preserved unimpaired and all debts, liabilities and duties of either Griffin Delaware or Griffin Maryland Sub shall thenceforth attach to the Surviving Entity, and may be enforced against the Surviving Entity to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

Section 8. Further Assurances.

Each of Griffin Maryland Sub, Griffin Maryland and Griffin Delaware will execute or cause to be executed all documents and will take or cause to be taken all actions and do or cause to be done all things necessary, proper or advisable under the laws of the states of Delaware and Maryland to consummate and effect the Merger and further the purpose of this Merger Agreement.

Section 9. Conditions.

Consummation of the Merger and related transactions is subject to satisfaction of the following conditions prior to the Effective Time:

(a)The Merger must have been approved by the requisite vote of stockholders of Griffin Delaware, and all other necessary action must have taken place to authorize the execution, delivery and performance of this Merger Agreement by Griffin Delaware, Griffin Maryland and Griffin Maryland Sub.

(b)All regulatory approvals necessary in connection with the consummation of the Merger and the transactions contemplated thereby must have been obtained.

Section 10. Termination; Amendment.

This Merger Agreement may be terminated and the Merger abandoned or deferred by any of Griffin Maryland, Griffin Maryland Sub or Griffin Delaware by appropriate resolution of the board of directors of either Griffin Maryland or Griffin Delaware or the sole member of Griffin Maryland Sub at any time prior to the Effective Time notwithstanding approval of this Merger Agreement by the stockholders of Griffin Delaware if circumstances arise which, in the opinion of the board of directors of Griffin Delaware or Griffin Maryland or the sole member of Griffin Maryland Sub make the Merger inadvisable or such deferral of the time of consummation of the Merger advisable. Subject to applicable law and subject to the rights of the stockholders to approve any amendment that would have a material adverse effect on the stockholders, this Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Time with respect to any of the terms contained herein.

Section 11. Governing Law.

This Merger Agreement shall be governed by and construed in accordance with the laws of the States of Delaware and Maryland.

Section 12. Change of Name.

At the Effective Time, Griffin Maryland will change its name to Griffin Industrial Realty, Inc.

IN WITNESS WHEREOF, this Agreement and Plan of Merger has been executed and attested to by the persons indicated below as of the date first set forth above.

GRIFFIN INDUSTRIAL MARYLAND, INC.,
a Maryland corporation

By: /s/Michael Gamzon
Name: Michael Gamzon
Title: President and Chief Executive Officer

ATTEST:

By: /s/Anthony Galici
Name: Anthony Galici
Title: Secretary

GRIFFIN INDUSTRIAL MARYLAND, LLC,
a Maryland limited liability company

By: Griffin Industrial Maryland, Inc.
Its Sole Member

By: /s/Michael Gamzon
Name: Michael Gamzon
Title: President and Chief Executive Officer

ATTEST:

By: /s/Anthony Galici
Name: Anthony Galici
Title: Secretary

GRIFFIN INDUSTRIAL REALTY, INC.,
a Delaware corporation

By: /s/Michael Gamzon
Name: Michael Gamzon
Title: President and Chief Executive Officer

ATTEST:

By: /s/Anthony Galici
Name: Anthony Galici
Title: Secretary

Appendix B

GRIFFIN INDUSTRIAL REALTY, INC.

ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: Griffin Industrial Realty, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

INCORPORATOR

Hirsh M. Ament, whose address is c/o Venable LLP, Suite 900, 750 East Pratt Street, Baltimore, Maryland 21202, being at least 18 years of age, formed a corporation under the general laws of the State of Maryland on March 11, 2020.

ARTICLE II

NAME

The name of the corporation (the “Corporation”) is:

Griffin Industrial Realty, Inc.

ARTICLE III

PURPOSE

The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.  For purposes of the charter of the Corporation (the “Charter”), “REIT” means a real estate investment trust under Sections 856 through 860 of the Code or any successor provisions.

ARTICLE IV

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 2405 York Road, Suite 201, Lutherville Timonium, Maryland 21093-2264.  The name and address of the resident agent of the Corporation in Maryland are The Corporation Trust Incorporated, 2405 York Road, Suite 201, Lutherville Timonium, Maryland 21093-2264.  The resident agent is a Maryland corporation.

ARTICLE V

PROVISIONS FOR DEFINING, LIMITING

AND REGULATING CERTAIN POWERS OF THE

CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 5.1          Number of Directors.  The business and affairs of the Corporation shall be managed under the direction of the Board of Directors.  The number of directors of the Corporation currently is ten, which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws of the Corporation (the “Bylaws”), but shall never be less than the minimum number required by the Maryland General Corporation Law (the “MGCL”).  The names of the directors who shall serve until the next annual meeting of stockholders and until their successors are duly elected and qualify are:

David R. Bechtel

Edgar M. Cullman, Jr.

Frederick M. Danziger

Gordon F. DuGan

Michael S. Gamzon

Jonathan P. May

Molly North

Amy Rose Silverman

Albert H. Small, Jr.

Ardevan Yaghoubi

Any vacancy on the Board of Directors may be filled in the manner provided in the Bylaws.

The Corporation elects, effective at such time as it becomes eligible under Section 3-802 of the MGCL to make the election provided for under Section 3-804(c) of the MGCL, that, except as may be provided by the Board of Directors in setting the terms of any class or series of stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the directors remaining in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is elected and qualifies.

Section 5.2          Extraordinary Actions.  Notwithstanding any provision of law requiring any action to be taken or approved by the affirmative vote of stockholders entitled to cast a greater proportion of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 5.3          Authorization by Board of Stock Issuance.  The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend or for the purpose of qualifying as a REIT under the Code), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws.

Section 5.4          Preemptive and Appraisal Rights.  Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.4 or as may otherwise be provided by a contract approved by the Board of Directors, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell.  Holders of shares of stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors upon such terms and conditions as may be specified by the Board of Directors, determines that such rights apply, with respect to all or any shares of all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.

Section 5.5          Indemnification and Advance of Expenses.  To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity and (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, member, manager, trustee, employee or agent of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity, in either case, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in such capacity.  The rights to indemnification and advance of expenses provided by the Charter shall vest immediately upon election of a director or officer.  The Corporation may, with the approval of the Board of Directors, provide such indemnification and advance of expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.  The indemnification and payment or reimbursement of expenses provided in the Charter shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

Neither the amendment nor repeal of this Section, nor the adoption or amendment of any other provision of the Charter or the Bylaws inconsistent with this Section, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 5.6          Determinations by Board.  The determination as to any of the following matters, made by or pursuant to the direction of the Board of Directors, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock:  the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, acquisition of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, cash flow, funds from operations, adjusted funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been set aside, paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of the Charter (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any shares of any class or series of stock of the Corporation) or of the Bylaws; the number of shares of stock of any class or series of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any shares of stock of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; any interpretation of the terms and conditions of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other entity; the compensation of directors, officers, employees or agents of the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors.

Section 5.7          REIT Qualification.  If the Corporation elects to qualify for federal income tax treatment as a REIT, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code.  The Board of Directors, in its sole and absolute discretion, also may (a) determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VII is no longer required for REIT qualification and (b) make any other determination or take any other action pursuant to Article VII.

Section 5.8          Removal of Directors.  Subject to the rights of holders of shares of one or more classes or series of Preferred Stock (as defined below) to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and then only by the affirmative vote of a majority of the votes entitled to be cast generally in the election of directors.  For the purpose of this paragraph, “cause” shall mean, with respect to any particular director, (i) conviction of a felony, (ii) declaration of unsound mind by order of court, (iii) gross dereliction of duty, (iv) commission of any action involving moral turpitude or (v) commission of an action which constitutes intentional misconduct or a knowing violation of law if such action in either event results in either an improper substantial personal benefit or a material injury to the Corporation.

ARTICLE VI

STOCK

Section 6.1          Authorized Shares.  The Corporation has authority to issue 15,000,000 shares of stock, consisting of 10,000,000 shares of Common Stock, $0.01 par value per share (“Common Stock”), and 5,000,000 shares of Preferred Stock, $0.01 par value per share (“Preferred Stock”).  The aggregate par value of all authorized shares of stock having par value is $150,000.  If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Section 6.2, 6.3 or 6.4 of this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph.  The Board of Directors, with the approval of a majority of the entire Board and without any action by the stockholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.

Section 6.2          Common Stock.  Subject to the provisions of Article VII and except as may otherwise be specified in the Charter, each share of Common Stock shall entitle the holder thereof to one vote.  The Board of Directors may reclassify any unissued shares of Common Stock from time to time into one or more classes or series of stock.

Section 6.3          Preferred Stock.  The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any class or series from time to time into one or more classes or series of stock.

Section 6.4          Classified or Reclassified Shares.  Prior to the issuance of classified or reclassified shares of any class or series of stock, the Board of Directors by resolution shall:  (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VII and subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (the “SDAT”).  Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary or other Charter document.

Section 6.5          Action by Stockholders.  Any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting (a) if a unanimous consent setting forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter and filed with the minutes of the proceedings of the stockholders or (b) if the action is advised, and submitted to the stockholders for approval, by the Board of Directors and a consent in writing or by electronic transmission of stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders is delivered to the Corporation in accordance with the MGCL. The Corporation shall give notice of any action taken by less than unanimous consent to each stockholder not later than ten days after the effective time of such action.

Section 6.6          Charter and Bylaws.  The rights of all stockholders and the terms of all stock of the Corporation are subject to all of the provisions of the Charter and the Bylaws.

Section 6.7          Distributions.  Except as may otherwise be provided in the terms of any class or series of Preferred Stock, in determining whether a distribution is permitted under Maryland law, amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights upon dissolution are superior to those receiving the distribution, shall not be added to the Corporation’s total liabilities.

ARTICLE VII

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 7.1          Definitions.  For the purpose of this Article VII, the following terms shall have the following meanings:

Aggregate Stock Ownership Limit.  The term “Aggregate Stock Ownership Limit” shall mean 5.5% in value of the aggregate of the outstanding shares of Capital Stock, or such other percentage determined by the Board of Directors in accordance with Section 7.2.8 of the Charter, excluding any such outstanding Capital Stock that is not treated as outstanding for U.S. federal income tax purposes.

Beneficial Ownership.  The term “Beneficial Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that are actually owned or would be treated as owned through the application of Section 544 of the Code, as modified by Sections 856(h)(1)(B) and 856(h)(3) of the Code.  The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

Business Day.  The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Capital Stock.  The term “Capital Stock” shall mean all classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

Charitable Beneficiary.  The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Trust as determined pursuant to Section 7.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Common Stock Ownership Limit.  The term “Common Stock Ownership Limit” shall mean 5.5% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Corporation, or such other percentage determined by the Board of Directors in accordance with Section 7.2.8 of the Charter, excluding any such outstanding Common Stock that is not treated as outstanding for U.S. federal income tax purposes.

Constructive Ownership.  The term “Constructive Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that are actually owned or would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code.  The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

Excepted Holder.  The term “Excepted Holder” shall mean a stockholder of the Corporation for whom an Excepted Holder Limit is created by the Charter or by the Board of Directors pursuant to Section 7.2.7.

Excepted Holder Limit.  The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 7.2.7 and subject to adjustment pursuant to Section 7.2.7, the percentage limit established by the Board of Directors pursuant to Section 7.2.7.

Individual.  The term “Individual” means an individual, a trust qualified under Section 401(a) or 501(c)(17) of the Code, a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, or a private foundation within the meaning of Section 509(a) of the Code, provided that, except as set forth in Section 856(h)(3)(A)(ii) of the Code, a trust described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code shall be excluded from this definition.

Initial Date.  The term “Initial Date” shall mean the earlier of January 30, 2021 or such other date as determined by the Board of Directors in its discretion and set forth in a Certificate of Notice filed with, and accepted for record by, the SDAT.

Market Price.  The term “Market Price” on any date shall mean, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date.  The “Closing Price” on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ or, if such Capital Stock is not listed or admitted to trading on the NASDAQ, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board of Directors or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined by the Board of Directors.

NASDAQ.  The term “NASDAQ” shall mean the Nasdaq Stock Market.

Person.  The term “Person” shall mean an Individual, corporation, partnership, limited liability company, estate, trust, association, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

Prohibited Owner.  The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of this Article VII, would Beneficially Own or Constructively Own shares of Capital Stock in violation of Section 7.2.1, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

Restriction Termination Date.  The term “Restriction Termination Date” shall mean the first day after the Initial Date on which the Board of Directors determines pursuant to Section 5.7 of the Charter that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

Transfer.  The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire, or change its level of, Beneficial Ownership or Constructive Ownership, or any agreement to take any such action or cause any such event, of Capital Stock or the right to vote or receive dividends on Capital Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Beneficially Owned or

Constructively Owned and whether by operation of law or otherwise.  The terms “Transferring” and “Transferred” shall have the correlative meanings.

Trust.  The term “Trust” shall mean any trust provided for in Section 7.3.1.

Trustee.  The term “Trustee” shall mean the Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as trustee of the Trust.

Section 7.2          Capital Stock.

Section 7.2.1       Ownership Limitations.  During the period commencing on the Initial Date and prior to the Restriction Termination Date, but subject to Section 7.4:

(a)          Basic Restrictions.

(i)  (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii)  No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of Capital Stock could result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, without limitation, Beneficial Ownership or Constructive Ownership that could result in the Corporation Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code), taking into account any other income of the Corporation that would not constitute qualifying income under such requirements.

(iii)  Any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(b)          Transfer in Trust.  If any Transfer of shares of Capital Stock occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 7.2.1(a)(i) or (ii),

(i)  then that number of shares of the Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2.1(a)(i) or (ii) (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

(ii)  if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 7.2.1(a)(i) or (ii), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 7.2.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(iii)  In determining which shares of Capital Stock are to be transferred to a Trust in accordance with this Section 7.2.1(b) and Section 7.3 hereof, shares shall be so transferred to a Trust in such manner as minimizes the aggregate value of the shares that are transferred to the Trust (except as provided in Section 7.2.6) and, to the extent not inconsistent therewith, on a pro rata basis (unless otherwise determined by the Board of Directors in its sole and absolute discretion).

(iv)  To the extent that, upon a transfer of shares of Capital Stock pursuant to this Section 7.2.1(b), a violation of any provision of this Article VII would nonetheless be continuing (for example where the ownership of shares of Capital Stock by a single Trust would result in the shares of Capital Stock being Beneficially Owned (determined under the principles of Section 856(a)(5) of the Code) by fewer than 100 persons), then shares of Capital Stock shall be transferred to that number of Trusts, each having a distinct Trustee and a Charitable Beneficiary or Charitable Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Article VII.

Section 7.2.2       Remedies for Breach.  If the Board of Directors shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 7.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section 7.2.1 (whether or not such violation is intended), the Board of Directors shall take such action as it deems advisable, in its sole and absolute discretion, to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 7.2.1 shall automatically result in the transfer to the Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors.

Section 7.2.3       Notice of Restricted Transfer.  Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 7.2.1(a) or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 7.2.1(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

Section 7.2.4       Owners Required To Provide Information.  From the Initial Date and prior to the Restriction Termination Date:

(a)  every owner of five percent or more (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of such class of series of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock Beneficially Owned and a description of the manner in which such shares are held.  Each such owner shall provide promptly to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit; and

(b)  each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in order to determine the Corporation’s status as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance.

Section 7.2.5       Remedies Not Limited.  Subject to Section 5.7 of the Charter, nothing contained in this Section 7.2 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation or the interests of its stockholders in preserving the Corporation’s status as a REIT.

Section 7.2.6       Ambiguity.  In the case of an ambiguity in the application of any of the provisions of this Article VII, including Section 7.2, Section 7.3 or any definition contained in Section 7.1, or any defined term used in this Article VII but defined elsewhere in the Charter, the Board of Directors may determine the application of the provisions of this Section 7.2 or Section 7.3 or any such definition with respect to any situation based on the facts known to it.  In the event Section 7.2 or Section 7.3 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors may determine the action to be taken so long as such action is not contrary to the provisions of Sections 7.1, 7.2 or 7.3.  Absent a decision to the contrary by the Board of Directors (which the Board of Directors may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 7.2.2) acquired Beneficial Ownership or Constructive Ownership of Capital Stock in violation of Section 7.2.1, such remedies (as applicable) shall apply first to the shares of Capital Stock which, but for such remedies, would have been actually owned by such Person, and second to the shares of Capital Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Capital Stock based upon the relative number of the shares of Capital Stock held by each such Person.

Section 7.2.7       Exceptions.

(a)  Subject to Section 7.2.1(a)(ii), the Board of Directors, in its sole and absolute discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i)  the Board of Directors determines, based on such representations and undertakings from such Person to the extent required by the Board of Directors and as are reasonably necessary for the Board of Directors to ascertain, that such exemption will not cause five or fewer Individuals to Beneficially Own more than 49% in value of the outstanding Capital Stock (taking into account the then-current Common Stock

Ownership Limit and Aggregate Stock Ownership Limit, any then-existing Excepted Holder Limits, and the Excepted Holder Limit of such Person);

(ii) the Board of Directors determines that such Person does not and such Person represents that it will not Constructively Own an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as the Board of Directors determines are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity directly or indirectly owned, in whole or in part, or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the judgment of the Board of Directors, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT shall not be treated as a tenant of the Corporation); and

(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 7.2.1 through 7.2.6) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with Sections 7.2.1(b) and 7.3.

(b)  Prior to granting any exception pursuant to Section 7.2.7(a), the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors, in its sole and absolute discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT.  Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c)  Subject to Section 7.2.1(a)(ii), an underwriter which participates in a public offering, forward sale or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering, forward sale or private placement.

(d) The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit or the Aggregate Stock Ownership Limit, as applicable.

Section 7.2.8       Increase or Decrease in Common Stock Ownership or Aggregate Stock Ownership Limits.  Subject to Section 7.2.1(a)(ii) and this Section 7.2.8, the Board of Directors may, in its sole and absolute discretion, from time to time increase or decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for one or more Persons and increase or decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for all other Persons.  No decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit will be effective for any Person whose percentage of ownership of Capital Stock is in excess of such decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable, until such time as such Person’s percentage of ownership of Capital Stock equals or falls below the decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable; provided, however, any further acquisition of Capital Stock or increased Beneficial Ownership or Constructive Ownership of shares of Capital Stock by any such Person (other than a Person for whom an exemption has been granted pursuant to Section 7.2.7(a) or an Excepted Holder) in excess of the Capital Stock Beneficially Owned or Constructively Owned by such person on the date the decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit, as applicable, became effective will be in violation of the Common Stock Ownership Limit or Aggregate Stock Ownership Limit.  No increase to the Common Stock Ownership Limit or Aggregate Stock Ownership Limit may be approved if the new Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit (taking into account any then-existing Excepted Holder Limits) would allow five or fewer Individuals to Beneficially Own, in the aggregate more than 49% in value of the outstanding Capital Stock.

Section 7.2.9       Legend.  Each certificate for shares of Capital Stock, if certificated, shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial Ownership and Constructive Ownership and Transfer for the purpose, among others, of the Corporation’s maintenance of its status as a Real Estate Investment

Trust under the Internal Revenue Code of 1986, as amended (the “Code”).  Subject to certain further restrictions and except as expressly provided in the Corporation’s Charter, (i) no Person may Beneficially Own or Constructively Own shares of the Corporation’s Common Stock in excess of the Common Stock Ownership Limit unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially Own or Constructively Own shares of Capital Stock of the Corporation in excess of the Aggregate Stock Ownership Limit, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially Own or Constructively Own Capital Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons.  Any Person who Beneficially Owns or Constructively Owns or attempts or intends to Beneficially Own or Constructively Own shares of Capital Stock which causes or will cause a Person to Beneficially Own or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice.  If any of the restrictions on Transfer or ownership provided in (i), (ii) or (iii) above are violated, the shares of Capital Stock in excess or in violation of the above limitations will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries.  In addition, the Corporation may redeem shares upon the terms and conditions specified by the Board of Directors in its sole and absolute discretion if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above.  Furthermore, if the ownership restrictions provided in (iv) above would be violated or upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio.  All capitalized terms in this legend have the meanings defined in the Charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of shares of Capital Stock of the Corporation on request and without charge.  Requests for such a copy may be directed to the Secretary of the Corporation at its Principal Office.

Instead of the foregoing legend, the certificate or any notice in lieu of a certificate may state that the Corporation will furnish a full statement about certain restrictions on ownership and transfer of the shares to a stockholder on request and without charge.

Section 7.3          Transfer of Capital Stock in Trust.

Section 7.3.1       Ownership in Trust.  Upon any purported Transfer or other event described in Section 7.2.1(b) that would result in a transfer of shares of Capital Stock to a Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries.  Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 7.2.1(b).  The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the

Corporation and any Prohibited Owner.  Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 7.3.6.

Section 7.3.2       Status of Shares Held by the Trustee.  Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock of the Corporation.  The Prohibited Owner shall have no rights in the shares held by the Trustee.  The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

Section 7.3.3       Dividend and Voting Rights.  The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary.  Any dividend or other distribution paid prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or other distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee.  Any dividend or other distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary.  The Prohibited Owner shall have no voting rights with respect to shares of Capital Stock held in the Trust and, subject to Maryland law, effective as of the date that the shares of Capital Stock have been transferred to the Trust, the Trustee shall have the authority (at the Trustee’s sole and absolute discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trust and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote.  Notwithstanding the provisions of this Article VII, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its stock transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes and determining the other rights of stockholders.

Section 7.3.4       Sale of Shares by Trustee.  Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 7.2.1(a).  Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.3.4.  The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (2) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust.  The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 7.3.3 of this Article VII.  Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary.  If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.3.4, such excess shall be paid to the Trustee upon demand.

Section 7.3.5       Purchase Right in Stock Transferred to the Trustee.  Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise, gift or other transaction, the Market Price at the time of such devise, gift or other transaction) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer.  The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions that has been paid to the Prohibited Owner and is owed by the Prohibited Owner to the Trustee pursuant to Section 7.3.3 of this Article VII.  The Corporation may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary.  The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 7.3.4.  Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

Section 7.3.6       Designation of Charitable Beneficiaries.  By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary or Charitable Beneficiaries of the interest in the Trust such that (i) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 7.2.1(a) in the hands of such Charitable Beneficiary or Charitable Beneficiaries and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.  Neither the failure of the Corporation to make such designation nor the failure of the Corporation to appoint the Trustee before the automatic transfer provided in Section 7.2.1(b) shall make such transfer ineffective, provided that the Corporation thereafter makes such designation and appointment.

Section 7.4          NASDAQ Transactions.  Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the NASDAQ or any other national securities exchange or automated inter-dealer quotation system.  The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.

Section 7.5          Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.

Section 7.6          Non-Waiver.  No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

Section 7.7          Severability.  If any provision of this Article VII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provision shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

ARTICLE VIII

AMENDMENTS

The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock.  All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation.  Except for those amendments permitted to be made without stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the

Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

ARTICLE IX

LIMITATION OF LIABILITY

To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.  Neither the amendment nor repeal of this Article IX, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article IX, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

THIRD:  The amendment to and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH:  The current address of the principal office of the Corporation is as set forth in Article IV of the foregoing amendment and restatement of the charter.

FIFTH:  The name and address of the Corporation’s current resident agent are as set forth in Article IV of the foregoing amendment and restatement of the charter.

SIXTH:  The number of directors of the Corporation and the names of those currently in office are as set forth in Article V of the foregoing amendment and restatement of the charter.

SEVENTH:The total number of shares of stock which the Corporation had authority to issue immediately prior to this amendment and restatement was 1,000 shares of Common Stock, $0.01 par value per share.  The aggregate par value of all shares of stock having par value was $10.00.

EIGHTH:  The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the charter is 15,000,000, consisting of 10,000,000 shares of Common Stock, $0.01 par value per share, and 5,000,000 shares of Preferred Stock, $0.01 par value per share.  The aggregate par value of all authorized shares of stock having par value is $150,000.

NINTH:The undersigned officer acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this _____ day of ____________, 2020.

ATTEST:	GRIFFIN INDUSTRIAL REALTY, INC. .
_______________________________	By: _______________________________
Secretary	President

Appendix C

GRIFFIN INDUSTRIAL REALTY, INC.

AMENDED AND RESTATED BYLAWS

ARTICLE I

OFFICES

Section 1. PRINCIPAL OFFICE. The principal office of the Corporation in the State of Maryland shall be located at such place as the Board of Directors may designate.

Section 2. ADDITIONAL OFFICES. The Corporation may have additional offices, including a principal executive office, at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1. PLACE. All meetings of stockholders shall be held at the principal executive office of the Corporation or at such other place as shall be set in accordance with these Bylaws and stated in the notice of the meeting.

Section 2. ANNUAL MEETING. An annual meeting of stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held on the date and at the time and place set by the Board of Directors.

Section 3. SPECIAL MEETINGS.

(a) General. The Board of Directors may call a special meeting of stockholders. Except as provided in subsection (b)(4) of this Section 3, a special meeting of stockholders shall be held on the date and at the time and place set by the Board of Directors. Subject to subsection (b) of this Section 3, a special meeting of stockholders shall also be called by the secretary of the Corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting.

(b) Stockholder-Requested Special Meetings. (1) Any stockholder of record seeking to have stockholders request a special meeting shall, by sending written notice to the secretary (the “Record Date Request Notice”) by registered mail, return receipt requested, request the Board of Directors to fix a record date to determine the stockholders entitled to request a special meeting (the “Request Record Date”). The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more stockholders of record as of the date of signature (or their agents duly authorized in a writing accompanying the Record Date Request Notice), shall bear the date of signature of each such stockholder (or such agent) and shall set forth all information relating to each such stockholder and each matter proposed to be acted on at the meeting that would be required to be disclosed in connection with the solicitation of proxies for the election of directors in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such a solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”). Upon receiving the Record Date Request Notice, the Board of Directors may fix a Request Record Date. The Request Record Date shall not precede and shall not be more than ten days after the close of business on the date on which the resolution fixing the Request Record Date is adopted by the Board of Directors. If the Board of Directors, within ten days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date, the Request Record Date shall be the close of business on the tenth day after the first date on which a Record Date Request Notice is received by the secretary.

(2) In order for any stockholder to request a special meeting to act on any matter that may properly be considered at a meeting of stockholders, one or more written requests for a special meeting (collectively, the “Special Meeting Request”) signed by stockholders of record (or their agents duly authorized in a writing accompanying the request) as of the Request Record Date entitled to cast not less than a majority of all of the votes entitled to be cast on such matter at such meeting (the “Special Meeting Percentage”) shall be delivered to the secretary. In addition, the Special Meeting Request shall (a) set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to those lawful matters set forth in the Record Date Request Notice received by the secretary), (b) bear the date of signature of each such stockholder (or such agent) signing the Special Meeting Request, (c) set forth (i) the name and address, as they appear in the Corporation’s books, of each stockholder signing such request (or on whose behalf the Special Meeting Request is signed), (ii) the class, series and number of all shares of stock of the Corporation which are owned (beneficially or of record) by each such stockholder and (iii) the nominee holder for, and number of, shares of stock of the Corporation owned beneficially but not of record by such stockholder, (d) be sent to the secretary by registered mail, return receipt requested, and (e) be received by the secretary within 60 days after the Request Record Date. Any requesting stockholder (or agent duly authorized in a writing accompanying the revocation of the Special Meeting Request) may revoke his, her or its request for a special meeting at any time by written revocation delivered to the secretary.

(3) The secretary shall inform the requesting stockholders of the reasonably estimated cost of preparing and mailing or delivering the notice of the meeting (including the Corporation’s proxy materials). The secretary shall not be required to call a special meeting upon stockholder request and such meeting shall not be held unless, in addition to the documents required by paragraph (2) of this Section 3(b), the secretary receives payment of such reasonably estimated cost prior to the preparation and mailing or delivery of such notice of the meeting.

(4) In the case of any special meeting called by the secretary upon the request of stockholders (a “Stockholder-Requested Meeting”), such meeting shall be held at such place, date and time as may be designated by the Board of Directors; provided, however, that the date of any Stockholder-Requested Meeting shall be not more than 90 days after the record date for such meeting (the “Meeting Record Date”); and provided further that if the Board of Directors fails to designate, within ten days after the date that a valid Special Meeting Request is actually received by the secretary (the “Delivery Date”), a date and time for a Stockholder-Requested Meeting, then such meeting shall be held at 2:00 p.m., Eastern Time, on the 90th day after the Meeting Record Date or, if such 90th day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that in the event that the Board of Directors fails to designate a place for a Stockholder-Requested Meeting within ten days after the Delivery Date, then such meeting shall be held at the principal executive office of the Corporation. In fixing a date for a Stockholder-Requested Meeting, the Board of Directors may consider such factors as it deems relevant, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for the meeting and any plan of the Board of Directors to call an annual meeting or a special meeting. In the case of any Stockholder-Requested Meeting, if the Board of Directors fails to fix a Meeting Record Date that is a date within 30 days after the Delivery Date, then the close of business on the 30th day after the Delivery Date shall be the Meeting Record Date. The Board of Directors may revoke the notice for any Stockholder-Requested Meeting in the event that the requesting stockholders fail to comply with the provisions of paragraph (3) of this Section 3(b).

(5) If written revocations of the Special Meeting Request have been delivered to the secretary and the result is that stockholders of record (or their agents duly authorized in writing), as of the Request Record Date, entitled to cast less than the Special Meeting Percentage have delivered, and not revoked, requests for a special meeting on the matter to the secretary: (i) if the notice of meeting has not already been delivered, the secretary shall refrain from delivering the notice of the meeting and send to all requesting stockholders who have not revoked such requests written notice of any revocation of a request for a special meeting on the matter, or (ii) if the notice of meeting has been delivered and if the secretary first sends to all requesting stockholders who have not revoked requests for a special meeting on the matter written notice of any revocation of a request for the special meeting and written notice of the Corporation’s intention to revoke the notice of the meeting or for the chairman of the meeting to adjourn the meeting without action on the matter, (A) the secretary may revoke the notice of the meeting at any time before ten days before the commencement of the meeting or (B) the chairman of the meeting may call the meeting to order and adjourn the meeting from time to time without acting on the matter. Any request for a special meeting received after a revocation by the secretary of a notice of a meeting shall be considered a request for a new special meeting.

(6) The chairman of the board, chief executive officer, president or Board of Directors may appoint regionally or nationally recognized independent inspectors of elections to act as the agent of the Corporation for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the secretary. For the purpose of permitting the inspectors to perform such review, no such purported Special Meeting Request shall be deemed to have been received by the secretary until the earlier of (i) five Business Days after actual receipt by the secretary of such purported request and (ii) such date as the independent inspectors certify to the Corporation that the valid requests received by the secretary represent, as of the Request Record Date, stockholders of record entitled to cast not less than the Special Meeting Percentage. Nothing contained in this paragraph (6) shall in any way be construed to suggest or imply that the Corporation or any stockholder shall not be entitled to contest the validity of any request, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

(7) For purposes of these Bylaws, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York City are authorized or obligated by law or executive order to close.

Section 4. NOTICE. Not less than ten nor more than 90 days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting notice in writing or by electronic transmission stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, by mail, by presenting it to such stockholder personally, by leaving it at the stockholder’s residence or usual place of business, by electronic transmission or by any other means permitted by Maryland law. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Corporation, with postage thereon prepaid. If transmitted electronically, such notice shall be deemed to be given when transmitted to the stockholder by an electronic transmission to any address or number of the stockholder at which the stockholder receives electronic transmissions. The Corporation may give a single notice to all stockholders who share an address, which single notice shall be effective as to any stockholder at such address, unless a stockholder at such address objects to receiving such single notice or revokes a prior consent to receiving such single notice. Failure to give notice of any meeting to one or more stockholders, or any irregularity in such notice, shall not affect the validity of any meeting fixed in accordance with this Article II or the validity of any proceedings at any such meeting.

Subject to Section 11(a) of this Article II, any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice. The Corporation may postpone or cancel a meeting of stockholders by making a public announcement (as defined in Section 11(c)(3) of this Article II) of such postponement or cancellation prior to the meeting. Notice of the date, time and place to which the meeting is postponed shall be given not less than ten days prior to such date and otherwise in the manner set forth in this section.

Section 5. ORGANIZATION AND CONDUCT. Every meeting of stockholders shall be conducted by an individual appointed by the Board of Directors to be chairman of the meeting or, in the absence of such appointment or appointed individual, by the chairman of the board or, in the case of a vacancy in the office or absence of the chairman of the board, by one of the following officers present at the meeting in the following order: the chief executive officer, the president, the vice presidents in their order of rank and, within each rank, in their order of seniority, the secretary, or, in the absence of such officers, a chairman chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy. The secretary or, in the case of a vacancy in the office or absence of the secretary, an assistant secretary or an individual appointed by the Board of Directors or the chairman of the meeting shall act as secretary. In the event that the secretary presides at a meeting of stockholders, an assistant secretary, or, in the absence of all assistant secretaries, an individual appointed by the

Board of Directors or the chairman of the meeting, shall record the minutes of the meeting. Even if present at the meeting, the person holding the office named herein may delegate to another person the power to act as chairman or secretary of the meeting. The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of the chairman and without any action by the stockholders, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance or participation at the meeting to stockholders of record of the Corporation, their duly authorized proxies and such other individuals as the chairman of the meeting may determine; (c) limiting the time allotted to questions or comments; (d) determining when and for how long the polls should be opened and when the polls should be closed and when announcement of the results should be made; (e) maintaining order and security at the meeting; (f) removing any stockholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; (g) concluding a meeting or recessing or adjourning the meeting, whether or not a quorum is present, to a later date and time and at a place announced at the meeting; and (h) complying with any state and local laws and regulations concerning safety and security. Unless otherwise determined by the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with any rules of parliamentary procedure.

Section 6. QUORUM. At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum; but this section shall not affect any requirement under any statute or the charter of the Corporation (the “Charter”) for the vote necessary for the approval of any matter. If such quorum is not established at any meeting of the stockholders, the chairman of the meeting may adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting.

The stockholders present either in person or by proxy, at a meeting which has been duly called and at which a quorum has been established, may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough stockholders to leave fewer than would be required to establish a quorum.

Section 7. VOTING. A nominee for director shall be elected as a director only if such nominee receives the affirmative vote of a majority of the total votes cast for and against such nominee at a meeting of stockholders duly called and at which a quorum is present. However, directors shall be elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present for which (i) the secretary of the Corporation receives notice that a stockholder has nominated an individual for election as a director in compliance with the requirements of advance notice of stockholder nominees for director set forth in Section 11 of this Article II of these Bylaws, and (ii) such nomination has not been withdrawn by such stockholder on or before the close of business on the tenth day before the date of filing of the definitive proxy statement of the Corporation with the Securities and Exchange Commission and, as a result of which, the number of nominees is greater than the number of directors to be elected at the meeting. Each share entitles the holder thereof to vote for as many individuals as there are directors to be elected and for whose election the holder is entitled to vote. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the Charter or by these Bylaws. Unless otherwise provided by statute or by the Charter, each outstanding share of stock, regardless of class, entitles the holder thereof to cast one vote on each matter submitted to a vote at a meeting of stockholders. Voting on any question or in any election may be viva voce unless the chairman of the meeting shall order that voting be by ballot or otherwise.

Section 8. PROXIES. A holder of record of shares of stock of the Corporation may cast votes in person or by proxy executed by the stockholder or by the stockholder’s duly authorized agent in any manner permitted by applicable law. Such proxy or evidence of authorization of such proxy shall be filed with the secretary of the Corporation before or at the meeting. No proxy shall be valid more than eleven months after its date unless otherwise provided in the proxy.

Section 9. VOTING OF STOCK BY CERTAIN HOLDERS. Stock of the Corporation registered in the name of a corporation, limited liability company, partnership, joint venture, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, managing member, manager, general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. Any trustee or fiduciary, in such capacity, may vote stock registered in such trustee’s or fiduciary’s name, either in person or by proxy.

Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date, the time after the record date within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or appropriate. On receipt by the secretary of the Corporation of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the holder of record of the specified stock in place of the stockholder who makes the certification.

Section 10. INSPECTORS. The Board of Directors or the chairman of the meeting may appoint, before or at the meeting, one or more inspectors for the meeting and any successor to the inspector. Except as otherwise provided by the chairman of the meeting, the inspectors, if any, shall (i) determine the number of shares of stock represented at the meeting, in person or by proxy, and the validity and effect of proxies, (ii) receive and tabulate all votes, ballots or consents, (iii) report such tabulation to the chairman of the meeting, (iv) hear and determine all challenges and questions arising in connection with the right to vote, and (v) do such acts as are proper to fairly conduct the election or vote. Each such report shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

Section 11. ADVANCE NOTICE OF STOCKHOLDER NOMINEES FOR DIRECTOR AND OTHER STOCKHOLDER PROPOSALS.

(a) Annual Meetings of Stockholders. (1) Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record at the record date set by the Board of Directors for the purpose of determining stockholders entitled to vote at the annual meeting, at the time of giving of notice by the stockholder as provided for in this Section 11(a) and at the time of the annual meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section 11(a).

(2) For any nomination or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 11, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and any such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required under this Section 11 and shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article II) for the preceding year’s annual meeting; provided, however, that in connection with the Corporation’s first annual meeting or in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(3) Such stockholder’s notice shall set forth:

(i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director (each, a “Proposed Nominee”), all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act;

(ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the stockholder’s reasons for proposing such business at the meeting and any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom;

(iii) as to the stockholder giving the notice, any Proposed Nominee and any Stockholder Associated Person,

(A) the class, series and number of all shares of stock or other securities of the Corporation or any affiliate thereof (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or Stockholder Associated Person, the date on which each such Company Security was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person,

(B) the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Proposed Nominee or Stockholder Associated Person,

(C) whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit of changes in the price of Company Securities for such stockholder, Proposed Nominee or Stockholder Associated Person or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation or any affiliate thereof disproportionately to such person’s economic interest in the Company Securities and

(D) any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Corporation), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Corporation or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series;

(iv) as to the stockholder giving the notice, any Stockholder Associated Person with an interest or ownership referred to in clauses (ii) or (iii) of this paragraph (3) of this Section 11(a) and any Proposed Nominee,

(A) the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person and any Proposed Nominee and

(B) the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person;

(v) the name and address of any person who contacted or was contacted by the stockholder giving the notice or any Stockholder Associated Person about the Proposed Nominee or other business proposal; and

(vi) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business.

(4) Such stockholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a written undertaking executed by the Proposed Nominee (i) that such Proposed Nominee (a) is not, and will not become, a party to any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a director that has not been disclosed to the Corporation and (b) will serve as a director of the Corporation if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Corporation, upon request by the stockholder providing the notice, and shall include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act, or would be required pursuant to the rules of any national securities exchange on which any securities of the Corporation are listed or over-the-counter market on which any securities of the Corporation are traded).

(5) Notwithstanding anything in this subsection (a) of this Section 11 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article II) for the preceding year’s annual meeting, a stockholder’s notice required by this Section 11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive office of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

(6) For purposes of this Section 11, “Stockholder Associated Person” of any stockholder shall mean (i) any person acting in concert with such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting and, except as contemplated by and in accordance with the next two sentences of this Section 11(b), no stockholder may nominate an individual for election to the Board of Directors or make a proposal of other business to be considered at a special meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) provided that the special meeting has been called in accordance with Section 3(a) of this Article II for the purpose of electing directors, by any stockholder of the Corporation who is a stockholder of record at the record date set by the Board of Directors for the purpose of determining stockholders entitled to vote at the special meeting, at the time of giving of notice provided for in this Section 11 and at the time of the special meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section 11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation’s notice of meeting, if the stockholder’s notice, containing the information required by paragraphs (a)(3) and (4) of this Section 11, is delivered to the secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

(c) General. (1) If information submitted pursuant to this Section 11 by any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall be inaccurate in any material respect, such information may be deemed not to have been provided in accordance with this Section 11. Any such stockholder shall notify the Corporation of any inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change) in any such information. Upon written request by the secretary or the Board of Directors, any such stockholder shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (A) written verification, satisfactory, in the discretion of the Board of Directors or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 11, and (B) a written update of any information (including, if requested by the Corporation, written confirmation by such stockholder that it continues to intend to bring such nomination or other business proposal before the meeting) submitted by the stockholder pursuant to this Section 11 as of an earlier date. If a stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section 11.

(2) Only such individuals who are nominated in accordance with this Section 11 shall be eligible for election by stockholders as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 11. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 11.

(3) For purposes of this Section 11, “the date of the proxy statement” shall have the same meaning as “the date of the company’s proxy statement released to shareholders” as used in Rule 14a-8(e) promulgated under the Exchange Act, as interpreted by the Securities and Exchange Commission from time to time. “Public announcement” shall mean disclosure (A) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (B) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

(4) Notwithstanding the foregoing provisions of this Section 11, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act with respect to the matters set forth in this Section 11. Nothing in this Section 11 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, or the right of the Corporation to omit a proposal from, any proxy statement filed by the Corporation with the Securities and Exchange Commission pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act. Nothing in this Section 11 shall require disclosure of revocable proxies received by the stockholder or Stockholder Associated Person pursuant to a solicitation of proxies after the filing of an effective Schedule 14A by such stockholder or Stockholder Associated Person under Section 14(a) of the Exchange Act.

(5) Notwithstanding anything in these Bylaws to the contrary, except as otherwise determined by the chairman of the meeting, if the stockholder giving notice as provided for in this Section 11 does not appear in person or by proxy at such annual or special meeting to present each nominee for election as a director or the proposed business, as applicable, such matter shall not be considered at the meeting.

Section 12. CONTROL SHARE ACQUISITION ACT. Notwithstanding any other provision of the Charter or these Bylaws, Title 3, Subtitle 7 of the Maryland General Corporation Law, or any successor statute (the “MGCL”), shall not apply to any acquisition by any person of shares of stock of the

Corporation. This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.

ARTICLE III

DIRECTORS

Section 1. GENERAL POWERS. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors.

Section 2. NUMBER, TENURE AND RESIGNATION. A majority of the entire Board of Directors may establish, increase or decrease the number of directors, provided that the number thereof shall never be less than the minimum number required by the MGCL, nor more than 15, and further provided that the tenure of office of a director shall not be affected by any decrease in the number of directors. Any director of the Corporation may resign at any time by delivering his or her resignation to the Board of Directors, the chairman of the board or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.

Section 3. ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board of Directors shall be held immediately after and at the same place as the annual meeting of stockholders, no notice other than this Bylaw being necessary. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors. The Board of Directors may provide, by resolution, the time and place of regular meetings of the Board of Directors without other notice than such resolution.

Section 4. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the chairman of the board, the chief executive officer, the president or a majority of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix the time and place of any special meeting of the Board of Directors called by them. The Board of Directors may provide, by resolution, the time and place of special meetings of the Board of Directors without other notice than such resolution.

Section 5. NOTICE. Notice of any special meeting of the Board of Directors shall be delivered personally or by telephone, electronic mail, facsimile transmission, courier or United States mail to each director at his or her business or residence address. Notice by personal delivery, telephone, electronic mail or facsimile transmission shall be given at least 24 hours prior to the meeting. Notice by United States mail shall be given at least three days prior to the meeting. Notice by courier shall be given at least two days prior to the meeting. Telephone notice shall be deemed to be given when the director or his or her agent is personally given such notice in a telephone call to which the director or his or her agent is a party. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the director. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt. Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.

Section 6. QUORUM. A majority of the directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors is present at such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to applicable law, the Charter or these Bylaws, the vote of a majority or other percentage of a specified group of directors is required for action, a quorum must also include a majority or such other percentage of such group.

The directors present at a meeting which has been duly called and at which a quorum has been established may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough directors to leave fewer than required to establish a quorum.

Section 7. VOTING. The action of a majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the Charter or these Bylaws. If enough directors have withdrawn from a meeting to leave fewer than required to establish a quorum, but the meeting is not adjourned, the action of the majority of that number of directors necessary to constitute a quorum at such meeting shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the Charter or these Bylaws.

Section 8. ORGANIZATION. At each meeting of the Board of Directors, the chairman of the board shall act as chairman of the meeting. In the absence of the chairman of the board, the chief executive officer or, in the absence of the chief executive officer, the president or, in the absence of the president, a director chosen by a majority of the directors present, shall act as chairman of the meeting. The secretary or, in his or her absence, an assistant secretary of the Corporation, or, in the absence of the secretary and all assistant secretaries, an individual appointed by the chairman of the meeting, shall act as secretary of the meeting.

Section 9. TELEPHONE MEETINGS. Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 10. CONSENT BY DIRECTORS WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each director and is filed with the minutes of proceedings of the Board of Directors.

Section 11. VACANCIES. If for any reason any or all of the directors cease to be directors, such event shall not terminate the Corporation or affect these Bylaws or the powers of the remaining directors hereunder. Except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any vacancy on the Board of Directors may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum. Any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies.

Section 12. COMPENSATION. Directors shall not receive any stated salary for their services as directors but, by resolution of the Board of Directors, may receive compensation per year and/or per meeting and/or per visit to real property or other facilities owned or leased by the Corporation and for any service or activity they performed or engaged in as directors. Directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board of Directors or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity they perform or engage in as directors; but nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor.

Section 13. RELIANCE. Each director and officer of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be entitled to rely on any information, opinion, report or statement, including any financial statement or other financial data, prepared or presented by an officer or employee of the Corporation whom the director or officer reasonably believes to be reliable and competent in the matters presented, by a lawyer, certified public accountant or other person, as to a matter which the director or officer reasonably believes to be within the person’s professional or expert competence, or, with respect to a director, by a committee of the Board of Directors on which the director does not serve, as to a matter within its designated authority, if the director reasonably believes the committee to merit confidence.

Section 14. RATIFICATION. The Board of Directors or the stockholders may ratify any act, omission, failure to act or determination made not to act (an “Act”) by the Corporation or its officers to the extent that the Board of Directors or the stockholders could have originally authorized the Act and, if so ratified, such Act shall have the same force and effect as if originally duly authorized, and such ratification shall be binding upon the Corporation and its stockholders. Any Act questioned in any proceeding on the ground of lack of authority, defective or irregular execution, adverse interest of a director, officer or stockholder, non-disclosure, miscomputation, the application of improper principles or practices of accounting or otherwise, may be ratified, before or after judgment, by the Board of Directors or by the stockholders, and such ratification shall constitute a bar to any claim or execution of any judgment in respect of such questioned Act.

Section 15. CERTAIN RIGHTS OF DIRECTORS. Any director, in his or her personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to, in addition to or in competition with those of or relating to the Corporation.

Section 16. EMERGENCY PROVISIONS. Notwithstanding any other provision in the Charter or these Bylaws, this Section 16 shall apply during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Directors under Article III of these Bylaws cannot readily be obtained (an “Emergency”). During any Emergency, unless otherwise provided by the Board of Directors, (i) a meeting of the Board of Directors or a committee thereof may be called by any director or officer by any means feasible under the circumstances; (ii) notice of any meeting of the Board of Directors during such an Emergency may be given less than 24 hours prior to the meeting to as many directors and by such means as may be feasible at the time, including publication, television or radio; and (iii) the number of directors necessary to constitute a quorum shall be one-third of the entire Board of Directors.

ARTICLE IV

COMMITTEES

Section 1. NUMBER, TENURE AND QUALIFICATIONS. The Board of Directors may appoint from among its members an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and one or more other committees, composed of one or more directors, to serve at the pleasure of the Board of Directors. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member.

Section 2. POWERS. The Board of Directors may delegate to any committee appointed under Section 1 of this Article any of the powers of the Board of Directors, except as prohibited by law. Except as may be otherwise provided by the Board of Directors, any committee may delegate some or all of its power and authority to one or more subcommittees, composed of one or more directors, as the committee deems appropriate in its sole discretion.

Section 3. MEETINGS. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Directors. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The Board of Directors may designate a chairman of any committee, and such chairman or, in the absence of a chairman, any two members of any committee (if there are at least two members of the committee) may fix the time and place of its meeting unless the Board shall otherwise provide.

Section 4. TELEPHONE MEETINGS. Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 5. CONSENT BY COMMITTEES WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each member of the committee and is filed with the minutes of proceedings of such committee.

Section 6. VACANCIES. Subject to the provisions hereof, the Board of Directors shall have the power at any time to change the membership of any committee, to appoint the chair of any committee, to fill any vacancy, to designate an alternate member to replace any absent or disqualified member or to dissolve any such committee.

ARTICLE V

OFFICERS

Section 1. GENERAL PROVISIONS. The officers of the Corporation shall include a president, a secretary and a treasurer and may include a chairman of the board, a chief executive officer, one or more vice presidents, a chief investment officer, a chief financial officer, a chief operating officer, one or more assistant secretaries and one or more assistant treasurers. In addition, the Board of Directors may from time to time elect such other officers with such powers and duties as it shall deem necessary or appropriate. The officers of the Corporation, including any officers elected to fill a vacancy among the officers, shall be elected by the Board of Directors, except that the chief executive officer or the president may from time to time appoint one or more vice presidents, assistant secretaries and assistant treasurers or any other officers. Each officer shall for the term specified by the Board of Directors or appointing officer or, if no such term is specified, serve until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal in the manner hereinafter provided. Any two or more offices except president and vice president may be held by the same person. Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.

Section 2. REMOVAL AND RESIGNATION. Any officer or agent of the Corporation may be removed, with or without cause, by the Board of Directors if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Corporation may resign at any time by delivering his or her resignation to the Board of Directors, the chairman of the board, the chief executive officer, the president or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.

Section 3. VACANCIES. A vacancy in any office may be filled by the Board of Directors for the balance of the term.

Section 4. CHAIRMAN OF THE BOARD. The Board of Directors may designate from among its members a chairman of the board, who shall not, solely by reason of these Bylaws, be an officer of the Corporation. The Board of Directors may designate the chairman of the board as an executive or non-executive chairman. The chairman of the board shall preside over the meetings of the Board of Directors. The chairman of the board shall perform such other duties as may be assigned to him or her by these Bylaws or the Board of Directors.

Section 5. CHIEF EXECUTIVE OFFICER. The Board of Directors may designate a chief executive officer. In the absence of such designation, the chairman of the board shall be the chief executive officer of the Corporation. The chief executive officer shall have general responsibility for implementation of the policies of the Corporation, as determined by the Board of Directors, and for the management of the business and affairs of the Corporation. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the Board of Directors from time to time.

Section 6. PRESIDENT. In the absence of a chief executive officer, the president shall in general supervise and control all of the business and affairs of the Corporation. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.

Section 7. CHIEF FINANCIAL OFFICER. The Board of Directors may designate a chief financial officer. The chief financial officer shall have the responsibilities and duties as determined by the Board of Directors or the chief executive officer.

Section 8. CHIEF INVESTMENT OFFICER. The Board of Directors may designate a chief investment officer. The chief investment officer shall have the responsibilities and duties as determined by the Board of Directors or the chief executive officer.

Section 9. VICE PRESIDENTS. In the absence of the president or in the event of a vacancy in such office, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to such vice president by the chief executive officer, the president or the Board of Directors. The Board of Directors may designate one or more vice presidents as executive vice president, senior vice president, or vice president for particular areas of responsibility.

Section 10. SECRETARY. The secretary shall (a) keep the minutes of the proceedings of the stockholders, the Board of Directors and committees of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation; (d) keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder; (e) have general charge of the stock transfer books of the Corporation; and (f) in general perform such other duties as from time to time may be assigned to him or her by the chief executive officer, the president or the Board of Directors.

Section 11. TREASURER. The treasurer shall have the custody of the funds and securities of the Corporation, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors and in general perform such other duties as from time to time may be assigned to him or her by the chief executive officer, the president or the Board of Directors. In the absence of a designation of a chief financial officer by the Board of Directors, the treasurer shall be the chief financial officer of the Corporation.

The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and Board of Directors, at the regular meetings of the Board of Directors or whenever it may so require, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.

Section 12. CHIEF OPERATING OFFICER. The Board of Directors may designate a chief operating officer. The chief operating officer shall have the responsibilities and duties as determined by the Board of Directors or the chief executive officer.

Section 13.ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the chief executive officer, the president or the Board of Directors.

Section 14. COMPENSATION. The compensation of the officers shall be fixed from time to time by or under the authority of the Board of Directors and no officer shall be prevented from receiving such compensation by reason of the fact that he or she is also a director.

ARTICLE VI

CONTRACTS, CHECKS AND DEPOSITS

Section 1. CONTRACTS. The Board of Directors may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document shall be valid and binding upon the Corporation when duly authorized or ratified by action of the Board of Directors and executed by an authorized person.

Section 2. CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent of the Corporation in such manner as shall from time to time be determined by the Board of Directors.

Section 3. DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited or invested from time to time to the credit of the Corporation as the Board of Directors, the chief executive officer, the president, the chief financial officer or any other officer designated by the Board of Directors may determine.

ARTICLE VII

STOCK

Section 1. CERTIFICATES. Except as may be otherwise provided by the Board of Directors or any officer of the Corporation, stockholders of the Corporation are not entitled to certificates representing the shares of stock held by them. In the event that the Corporation issues shares of stock represented by certificates, such certificates shall be in such form as prescribed by the Board of Directors or a duly authorized officer, shall contain the statements and information required by the MGCL and shall be signed by the officers of the Corporation in any manner permitted by the MGCL. In the event that the Corporation issues shares of stock without certificates, to the extent then required by the MGCL the Corporation shall provide to the record holders of such shares a written statement of the information required by the MGCL to be included on stock certificates. There shall be no difference in the rights and obligations of stockholders based on whether or not their shares are represented by certificates.

Section 2. TRANSFERS. All transfers of shares of stock shall be made on the books of the Corporation in such manner as the Board of Directors or any officer of the Corporation may prescribe and, if such shares are certificated, upon surrender of certificates duly endorsed. The issuance of a new certificate upon the transfer of certificated shares is subject to the determination of the Board of Directors or an officer of the Corporation that such shares shall no longer be represented by certificates. Upon the transfer of any uncertificated shares, the Corporation shall provide to the record holders of such shares, to the extent then required by the MGCL, a written statement of the information required by the MGCL to be included on stock certificates.

The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by the laws of the State of Maryland.

Notwithstanding the foregoing, transfers of shares of any class or series of stock will be subject in all respects to the Charter and all of the terms and conditions contained therein.

Section 3. REPLACEMENT CERTIFICATE. Any officer of the Corporation may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, destroyed, stolen or mutilated, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, destroyed, stolen or mutilated; provided, however, if such shares have ceased to be certificated, no new certificate shall be issued unless requested in writing by such stockholder and the Board of Directors or an officer of the Corporation has determined that such certificates may be issued. Unless otherwise determined by an officer of the Corporation, the owner of such lost, destroyed, stolen or mutilated certificate or certificates, or his or her legal representative, shall be required, as a condition precedent to the issuance of a new certificate or certificates, to give the Corporation a bond in such sums as it may direct as indemnity against any claim that may be made against the Corporation.

Section 4. FIXING OF RECORD DATE. The Board of Directors may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such record date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken.

When a record date for the determination of stockholders entitled to notice of or to vote at any meeting of stockholders has been set as provided in this section, such record date shall continue to apply to the meeting if postponed or adjourned, except if the meeting is postponed or adjourned to a date more than 120 days after the record date originally fixed for the meeting, in which case a new record date for such meeting shall be determined as set forth herein.

Section 5. STOCK LEDGER. The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate stock ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.

Section 6. FRACTIONAL STOCK; ISSUANCE OF UNITS. The Board of Directors may authorize the Corporation to issue fractional shares of stock or authorize the issuance of scrip, all on such terms and under such conditions as it may determine. Notwithstanding any other provision of the Charter or these Bylaws, the Board of Directors may authorize the issuance of units consisting of different securities of the Corporation.

ARTICLE VIII

ACCOUNTING YEAR

The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.

ARTICLE IX

DISTRIBUTIONS

Section 1. AUTHORIZATION. Dividends and other distributions upon the stock of the Corporation may be authorized by the Board of Directors, subject to the provisions of law and the Charter. Dividends and other distributions may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the Charter.

Section 2. CONTINGENCIES. Before payment of any dividend or other distribution, there may be set aside out of any assets of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its sole discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine, and the Board of Directors may modify or abolish any such reserve.

ARTICLE X

SEAL

Section 1. SEAL. The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall contain the name of the Corporation and the year of its incorporation and the words “Incorporated Maryland.” The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.

Section 2. AFFIXING SEAL. Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word “(SEAL)” adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

ARTICLE XI

WAIVER OF NOTICE

Whenever any notice of a meeting is required to be given pursuant to the Charter or these Bylaws or pursuant to applicable law, a waiver thereof in writing or by electronic transmission, given by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice of such meeting, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

ARTICLE XII

EXCLUSIVE FORUM FOR CERTAIN LITIGATION

Unless the Corporation consents in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, shall be the sole and exclusive forum for (a) any Internal Corporate Claim, as such term is defined in Section 1-101(p) of the MGCL, or any successor provision thereof, (b) any derivative action or proceeding brought on behalf of the Corporation, other than actions arising under federal securities laws, (c) any action asserting a claim of breach of any duty owed by any director or officer or other employee of the Corporation to the Corporation or to the stockholders of the Corporation, (d) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the MGCL or the Charter or these Bylaws, or (e) any other action asserting a claim against the Corporation or any director or officer or other employee of the Corporation that is governed by the internal affairs doctrine. None of the foregoing actions, claims or proceedings may be brought in any court sitting outside the State of Maryland unless the Corporation consents in writing to such court.

ARTICLE XIII

AMENDMENT OF BYLAWS

These Bylaws may be altered, amended or repealed, in whole or in part, and new Bylaws may be adopted by the Board of Directors. In addition, these Bylaws may be altered, amended or repealed, in whole or in part, and new Bylaws may be adopted by the stockholders of the Corporation, without the approval of the Board of

Directors, by the affirmative vote of a majority of the votes entitled to be cast on the matter by stockholders entitled to vote generally in the election of directors.

CONSENT BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on November 30, 2020. Have this consent card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic consent form. GRIFFIN INDUSTRIAL REALTY, INC. ATTN: ANTHONY GALICI, VP CHIEF FINANCIAL OFFICER AND SECRETARY 641 LEXINGTON AVENUE 26TH FLOOR NEW YORK, NEW YORK 10022 CONSENT BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your consent instructions up until 11:59 p.m. Eastern Time the day before the cut-off date. Have your consent card in hand when you call and then follow the instructions. CONSENT BY MAIL Mark, sign and date your consent card and return it in the postage-paid envelope we have provided or return it to Griffin Industrial Realty, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D25276-Y11398 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS CONSENT CARD IS VALID ONLY WHEN SIGNED AND DATED. GRIFFIN INDUSTRIAL REALTY, INC. This written consent relates to the Agreement and Plan of Merger (the “Merger Agreement”), by and among Griffin Industrial Realty, Inc., a Delaware corporation (“Griffin”), Griffin Industrial Maryland, Inc., a Maryland corporation (“Griffin Maryland”), and Griffin Industrial Maryland, LLC, a Maryland limited liability company and a wholly-owned subsidiary of Griffin Maryland (“Griffin Maryland Sub”), pursuant to which Griffin will merge with and into Griffin Maryland Sub, with Griffin Maryland Sub surviving as a wholly-owned subsidiary of Griffin Maryland (the “Merger” and, together with all transactions contemplated by the Merger Agreement, the “Reincorporation Proposal”). By signing this written consent, the undersigned acknowledges receipt of the consent solicitation statement of Griffin, which more fully describes the proposal set forth below. The Board recommends that eligible stockholders of the Company consent to the Reincorporation Proposal by providing consent "FOR" the Reincorporation Proposal. 1. The undersigned, being the holder of record of shares of common stock of Griffin, par value $0.01 per share (“Common Stock”), as of October 26, 2020, hereby consents to and approves, by written consent without a meeting, the Reincorporation Proposal, including Griffin’s entry into the Merger Agreement and completion of all transactions contemplated thereby, including the Merger. FOR WITHHOLD ABSTAIN CONSENT ! ! ! IMPORTANT: PLEASE DATE AND SIGN THE CONSENT BELOW. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer. Please complete, date and sign this written consent and promptly deliver it by returning it in the postage-paid envelope Griffin provides or by mailing your written consent to Griffin Industrial Realty, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Griffin’s Consent Solicitation Statement is available at http://materials.proxyvote.com/398231 The following materials are available for review at http://materials.proxyvote.com/398231: • • Griffin’s Consent Solicitation Statement; and any supplements or amendments to the foregoing that are required to be furnished to stockholders. D25277-Y11398 THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GRIFFIN INDUSTRIAL REALTY, INC. Please return this consent promptly. Your shares of Common Stock will be tabulated and voted on the proposal as indicated on the reverse side. If you do not return this consent, it will have the same effect as a vote against the proposal. Upon the later of (i) 11:59 p.m. (Eastern Time) on November 30, 2020 and (ii) the date on which a sufficient number of consents to approve and adopt the Reincorporation Proposal have been received, the consent process will conclude. THIS WRITTEN CONSENT MAY BE REVOKED OR CHANGED BY MAILING A NOTICE OF REVOCATION OR A NEW WRITTEN CONSENT WITH A LATER DATE TO GRIFFIN INDUSTRIAL REALTY, INC., C/O BROADRIDGE, 51 MERCEDES WAY, EDGEWOOD, NEW YORK 11717, OR BY SUBMITTING A NEW WRITTEN CONSENT ONLINE BY VISITING PROXYVOTE.COM AND FOLLOWING THE INSTRUCTIONS DESCRIBED THEREIN, IN EACH CASE, THAT IS RECEIVED BY THE LATER OF (I) 11:59 P.M. (EASTERN TIME) ON NOVEMBER 30, 2020 AND (II) THE DATE ON WHICH THE CONSENTS OF A SUFFICIENT NUMBER OF OUTSTANDING SHARES OF COMMON STOCK TO APPROVE THE REINCORPORATION PROPOSAL HAVE BEEN DELIVERED TO BROADRIDGE. To be signed on reverse side